AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2005


                                                     Registration Nos. 333-00305
                                                                       811-06088


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                    FORM N-1A

                             REGISTRATION STATEMENT

                                     UNDER
                          THE SECURITIES ACT OF 1933              [x]

                         PRE-EFFECTIVE AMENDMENT NO.              [ ]


                       POST-EFFECTIVE AMENDMENT NO. 13            [x]


                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                            COMPANY ACT OF 1940                   [x]


                              AMENDMENT NO. 14                    [x]


               SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                388 GREENWICH STREET, NEW YORK, NEW YORK 10013
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 725-6666


                            ROBERT M. NELSON, ESQ.
                    SALOMON BROTHERS ASSET MANAGEMENT INC
                           300 FIRST STAMFORD PLACE
                              STAMFORD, CT 06902
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                  COPY TO:


                           SARAH E. COGAN, ESQ.
                      SIMPSON THACHER & BARTLETT LLP
                           425 LEXINGTON AVENUE
                            NEW YORK, NY 10017


     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

     It is proposed that this filing will become effective:

          [X] immediately upon filing pursuant to Rule 485(b)

          [ ] on (date) pursuant to paragraph (b)

          [ ] 60 days after filing pursuant to paragraph (a)(1)

          [ ] on (date) pursuant to paragraph (a)(1)

          [ ] 75 days after filing pursuant to paragraph (a)(2)

          [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                  SALOMON BROTHERS
           INSTITUTIONAL INVESTMENT SERIES

                     PROSPECTUS

--------------------------------------------------


            Emerging Markets Debt Fund

               High Yield Bond Fund

                Money Market Fund

--------------------------------------------------

                   April 29, 2005

             --------------------------
                  SALOMON BROTHERS
             --------------------------
                      ASSET MANAGEMENT

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS


            Fund goals, strategies and risks:

                Emerging Markets Debt Fund..............................    2
                High Yield Bond Fund....................................    5
                Money Market Fund.......................................    9

            More on the funds' investments and related risks............   11

            Management..................................................   13

            Buying shares...............................................   16

            Exchanging and redeeming shares.............................   17

            Share transactions..........................................   18

            Dividends, distributions and taxes..........................   21

            Financial highlights........................................   22


--------------------------------------------------------------------------------
                     THINGS YOU SHOULD KNOW BEFORE INVESTING

                            ABOUT MUTUAL FUND RISKS

An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

              Salomon Brothers Institutional Investment Series - 1

--------------------------------------------------------------------------------
 EMERGING MARKETS DEBT FUND
 FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              The fund seeks to maximize total return.
 OBJECTIVE
-------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests at least 80% of its assets in U.S. dollar denominated fixed income securities issued by governments, government-related entities, corporations located in
                         emerging markets and related investments. The fund also
                         invests in instruments designed to restructure outstanding emerging market debt such as participation in loans between governments and financial institutions and Brady Bonds. The manager invests in at least three emerging market countries, which are those defined by the World Bank at the time of
                         investment as emerging or developing economies.

                         CREDIT QUALITY: The fund may invest without limit in higher risk, below-investment grade debt securities.
                         Below-investment grade debt securities are equivalent to U.S. corporate debt securities commonly known as 'junk bonds.'

                         MATURITY AND DURATION: The fund may hold securities of any maturity. The manager attempts to manage risks presented by changes in interest rates by maintaining the fund's duration between 2 and 7 years. Duration measures in years the
                         sensitivity of the fund's portfolio to interest rate risk. A higher duration means the fund is more sensitive to interest rate risk.
-------------------------------------------------------------------------------------
 HOW THE                 The manager uses a 'top-down' approach and allocates the fund's investments among
 MANAGER                 various emerging market countries. In allocating among different countries, the
 SELECTS THE             following are some of the factors the manager considers:
 FUND'S
 INVESTMENTS                Currency, inflation and interest rate trends;       Fiscal policies;
                            Growth rate forecasts;                              Political outlook; and
                            Liquidity of markets for that country's debt;       Tax environment.

                         The manager then selects those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities. The manager engages in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

                           Emerging Markets Debt Fund
              Salomon Brothers Institutional Investment Series - 2

 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:

 This section               Adverse governmental action or political, economic or
 summarizes the fund's      market instability affects an emerging market country or
 principal investment       region or disrupts its principal financial markets;
 strategies and the         The economies of emerging market countries grow at slower
 principal risks of         rates than expected or suffer a downturn, recession, rapid
 investing. See 'More       inflation or hyperinflation;
 on the funds'              The currency in which a security is priced declines in
 investments and            value relative to the U.S. dollar;
 related risks' in this     Interest rates rise, causing the prices of fixed income
 prospectus and the         securities to decline and reducing the value of the fund's
 statement of               portfolio; or
 additional information     The issuer of a security owned by the fund defaults on
 about the fund's           its obligation to pay principal and/or interest or has its
 investments and the        credit rating downgraded. This risk is higher for
 risks of investing         below-investment grade fixed income securities, which are
                            considered speculative because they have a higher risk of
                            issuer default, are subject to greater price volatility
                            and may be illiquid.

                            The manager's judgment about the attractiveness, relative
                            value or credit quality of a particular security proves to be incorrect.

                         In many emerging market countries, there is also less
                         information available about foreign issuers and markets
                         because of less rigorous accounting and regulatory standards than in the U.S.

                         The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the
                         fund's losses from adverse events affecting a particular
                         issuer.
-------------------------------------------------------------------------------------



                                                [PERFORMANCE GRAPH]

                                       Calendar year ended
                                           December 31        % Total Return
                                       -------------------    --------------
 PERFORMANCE                                  1997                17.23        TOTAL RETURN
 The bar chart indicates the risks of         1998               (19.86)       The bar chart indicates
 investing in the fund by showing             1999                31.60        the risk of investing in
 changes in the fund's performance            2000                13.83        the fund by showing the
 from year to year. Past performance          2001                12.61        performance of the fund's
 does not necessarily indicate how            2002                11.99        shares for each of the
 the fund will perform in the future.         2003                32.33        calendar years
 QUARTERLY RETURNS: Highest:                  2004                12.99        indicated.
 17.93% in 4th quarter 1998;
 Lowest:  -28.91% in 3rd quarter
 1998.



                           Emerging Markets Debt Fund
              Salomon Brothers Institutional Investment Series - 3

 PERFORMANCE TABLE
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD
 AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2004)
 Emerging Markets Debt Fund              Inception Date       1 Year   5 Years   Since Inception

------------------------------------------------------------------------------------------------
 Return Before Taxes                        10/17/96          12.99%   16.51%        13.42%
 Return After Taxes on Distributions                          10.06%   11.34%         6.69%
------------------------------------------------------------------------------------------------

 Return After Taxes on Distributions
 and Sale of Fund Shares                                       8.94%   11.17%         7.10%

 J.P. Morgan Emerging Markets Bond
 Index Global'D'
 (reflects no deduction for expenses,
 fees or taxes)                                *              11.73%   12.99%        11.33%
------------------------------------------------------------------------------------------------

 J.P. Morgan Emerging Markets Bond
 Index Plus
 (reflects no deduction for expenses,
 fees or taxes)                                               11.77%   13.55%        11.44%

 * Comparison begins on 10/31/96

'D' Effective January 1, 2005, the J.P. Morgan Emerging Markets Bond Index Global has been adopted as the performance benchmark for the fund because the manager believes that this benchmark more accurately reflects the fund's investment universe.

                                                                                                   COMPARATIVE
                                                                                                   PERFORMANCE
                                                                                                   This table compares the
                                                                                                   before and after tax
                                                                                                   average annual total
                                                                                                   return of the fund for
                                                                                                   the periods shown with
                                                                                                   that of J.P. Morgan
                                                                                                   Emerging Markets Bond
                                                                                                   Index Global and of
                                                                                                   J.P. Morgan Emerging
                                                                                                   Markets Bond Index Plus
                                                                                                   unmanaged indices of
                                                                                                   emerging markets bonds.
                                                                                                   An investor cannot
                                                                                                   invest directly in an
                                                                                                   index. After-tax
                                                                                                   returns are calculated
                                                                                                   using the highest
                                                                                                   historical individual
                                                                                                   federal marginal income
                                                                                                   tax rates and do not
                                                                                                   reflect the impact of
                                                                                                   state and local taxes.
                                                                                                   Actual after-tax
                                                                                                   returns depend upon an
                                                                                                   individual investor's
                                                                                                   tax situation and may
                                                                                                   differ from those
                                                                                                   shown. After-tax
                                                                                                   returns shown are not
                                                                                                   relevant to investors
                                                                                                   who hold their fund
                                                                                                   shares through
                                                                                                   tax-deferred
                                                                                                   arrangements such as
                                                                                                   401(k) plans or
                                                                                                   individual retirement
                                                                                                   accounts. The fund's
                                                                                                   past performance,
                                                                                                   before and after taxes,
                                                                                                   is not necessarily an
                                                                                                   indication of how the
                                                                                                   fund will perform in
                                                                                                   the future.
-------------------------------------------------------------------------



 FEE TABLE

------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
    Maximum sales charge on purchases                          Not applicable
    Maximum deferred sales charge on redemptions               Not applicable

------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
    Management fees                                                0.70%

------------------------------------------------------------------------------
    Distribution and service (12b-1) fee                       Not applicable
    Other expenses                                                 0.34%

------------------------------------------------------------------------------
    Total annual fund operating expenses                           1.04%
                                                                                FEES AND EXPENSES
                                                                                This table sets forth
                                                                                the fees and expenses
                                                                                you will pay if you
                                                                                invest in shares of the
                                                                                fund.

                                                                                Because some of the
                                                                                fund's expenses were
                                                                                voluntarily waived or
                                                                                reimbursed by the
                                                                                manager, actual total
                                                                                annual fund operating
                                                                                expenses for the prior
                                                                                year were: 0.75%.

                                                                                These waivers and/or
                                                                                reimbursements may be
                                                                                reduced or terminated
                                                                                at any time.
-------------------------------------------------------------------------------------------------------




 EXAMPLE

--------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be                                  $106     $331      $574       $1,271

 THE EXAMPLE ASSUMES:   You invest $10,000 for the period shown.
                        You reinvest all distributions and dividends without a sales charge.
                        The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
                        Your investment has a 5% return each year (the assumption of a
                        5% return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).
                        You redeem your shares at the end of the period.
                                                                                                EXAMPLE
                                                                                                This example helps you
                                                                                                compare the costs of
                                                                                                investing in the fund
                                                                                                with other mutual
                                                                                                funds. Your actual
                                                                                                costs may be higher or
                                                                                                lower.


                           Emerging Markets Debt Fund
              Salomon Brothers Institutional Investment Series - 4

--------------------------------------------------------------------------------
 HIGH YIELD BOND FUND
 FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              The fund seeks to maximize total return.
 OBJECTIVE
-------------------------------------------------------------------------------------
 KEY                     The fund invests primarily in high yield fixed income
 INVESTMENTS             securities, including bonds, debentures, notes, equipment
                         trust certificates, commercial paper, preferred stock and
                         other obligations of U.S. and foreign issuers. The fund
                         invests, under normal circumstances, at least 80% of its
                         assets in high yield bonds and related investments.

                         The fund may also invest up to 20% of its assets in equity and equity related securities and invest up to 10% of its
                         assets in securities of foreign issuers.

                         CREDIT QUALITY: The fund invests primarily in fixed income securities rated below investment grade by a recognized
                         rating agency, or if unrated, of equivalent quality as
                         determined by the manager. Below investment grade securities are commonly referred to as 'junk bonds.'

                         DURATION: The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may
                         invest in securities of any duration. Duration is an
                         approximate measure of the sensitivity of the market value of the fund's portfolio to changes in interest rates.
-------------------------------------------------------------------------------------
 HOW THE                 Individual security selection is driven by the manager's
 MANAGER                 economic view, industry outlook and rigorous credit
 SELECTS THE             analysis. The manager then selects those individual
 FUND'S                  securities that appear to be most undervalued and to offer
 INVESTMENTS             the highest potential returns relative to the amount of
                         credit, interest rate, liquidity and other risk presented by these securities. The manager allocates the fund's
                         investments across a broad range of issuers and industries, which can help to reduce risk.

                         In evaluating the issuer's creditworthiness, the manager uses fundamental analysis and considers the following factors:

                            The strength of the issuer's financial resources;
                            The issuer's sensitivity to economic conditions and
                            trends;
                            The issuer's operating history; and
                            Experience and track record of issuer's management.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS OF      Investors could lose money on their investment in the fund,
 INVESTING IN THE FUND   or the fund may not perform as well as other investments, if
 This section            any of the following occurs:
 summarizes the fund's      The issuer of a security owned by the fund defaults on
 principal investment       its obligation to pay principal and/or interest or has its
 strategies and the         credit rating downgraded;
 principal risks of         Interest rates increase, causing the prices of fixed
 investing. See 'More       income securities to decline and reducing the value of the
 on the funds'              fund's portfolio; or
 investments and            The manager's judgment about the attractiveness, value or
 related risks' in this     credit quality of a particular security proves to be
 prospectus and the          incorrect.
 statement of            High yield securities are considered speculative and,
 additional information  compared to investment grade securities, tend to have more
 about the fund's        volatile prices and are more susceptible to the following
 investments and the     risks:
 risks of investing         More volatile prices and increased price sensitivity to
                            changing interest rates and to adverse economic and business developments;
                            Greater risk of loss due to default or declining credit
                            quality;
                            Greater likelihood that adverse economic or company
                            specific events will make the issuer unable to make interest and/or principal payments; and
                            Negative market sentiment towards high yield securities
                            depresses the price and liquidity of high yield securities.


                              High Yield Bond Fund
              Salomon Brothers Institutional Investment Series - 5

                         Investing in non-U.S. issuers may involve unique risks
                         compared to investing in the securities of U.S. issuers.
                         These risks are more pronounced to the extent the fund
                         invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

                            Less information about non-U.S. issuers or markets may be
                            available due to less rigorous disclosure and accounting
                            standards or regulatory practices;
                            Many non-U.S. markets are smaller, less liquid and more
                            volatile than U.S. markets. In a changing market, the
                            manager may not be able to sell the fund's portfolio
                            securities in amounts and at prices the manager considers
                            reasonable; and
                            Economic, political and social developments significantly
                            disrupt the financial markets or interfere with the fund's ability to enforce its rights against foreign government
                            issuers.

                         Obligations of U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government.
                         No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated to do so.


                              High Yield Bond Fund
              Salomon Brothers Institutional Investment Series - 6

                                          [PERFORMANCE GRAPH

                                       Calendar year ended
                                           December 31        % Total Return
                                       -------------------    --------------
 PERFORMANCE                                  1997                13.41         TOTAL RETURN
 The bar chart indicates the risks of         1998                (0.34)        The bar chart indicates
 investing in the fund by showing             1999                (0.97)        the risk of investing
 changes in the fund's performance            2000                (7.99)        in the fund by showing
 from year to year.                           2001                 7.66         the performance of the
 Past performance does not                    2002                 8.02         fund's shares for each
 necessarily indicate how the fund            2003                25.60         of the past calendar
 will perform in the future.                  2004                11.30         years indicated.
 QUARTERLY RETURNS:
 Highest: 8.66% in 2nd quarter 2003;
 Lowest: 6.36% in 3rd quarter 1998.



-----------------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

---------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2004)

 High Yield Bond Fund                          Inception Date    1 Year         5 Years   Since Inception

---------------------------------------------------------------------------------------------------------
 Return Before Taxes                              5/15/96           11.30%       8.39%           7.49%
 Return After Taxes on Distributions                                 8.62%       4.65%           3.14%
---------------------------------------------------------------------------------------------------------

 Return After Taxes on Distribution
 and Sale of Fund Shares                                             7.34%       4.75%           3.57%

 Citigroup High Yield Market Index
 (reflects no deduction for expenses, fees or
 taxes)                                              *              10.79%       7.22%           7.38%

 * Index comparison begins on 5/31/96
                                                                                                          COMPARATIVE
                                                                                                          PERFORMANCE

                                                                                                          This table compares the
                                                                                                          before and after tax
                                                                                                          average annual total
                                                                                                          return of the fund for
                                                                                                          the periods shown with
                                                                                                          that of the Citigroup
                                                                                                          High Yield Market Index,
                                                                                                          a broad-based unmanaged
                                                                                                          index of high yield
                                                                                                          securities. An investor
                                                                                                          cannot invest directly
                                                                                                          in an index. After-tax
                                                                                                          returns are calculated
                                                                                                          using the highest
                                                                                                          historical individual
                                                                                                          federal marginal income
                                                                                                          tax rates and do not
                                                                                                          reflect the impact of
                                                                                                          state and local taxes.
                                                                                                          Actual after-tax
                                                                                                          returns depend upon an
                                                                                                          individual investor's
                                                                                                          tax situation and may
                                                                                                          differ from those
                                                                                                          shown. After-tax
                                                                                                          returns shown are not
                                                                                                          relevant to investors
                                                                                                          who hold their fund
                                                                                                          shares through tax
                                                                                                          deferred arrangements
                                                                                                          such as 401(k) plans or
                                                                                                          individuals retirement
                                                                                                          accounts. The fund's
                                                                                                          past performance,
                                                                                                          before and after taxes,
                                                                                                          is not necessarily an
                                                                                                          indication of how the
                                                                                                          fund will perform in
                                                                                                          the future.


                              High Yield Bond Fund
              Salomon Brothers Institutional Investment Series - 7

 FEE TABLE

------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
    Maximum sales charge on purchases                           Not applicable
    Maximum deferred sales charge on redemptions                Not applicable

------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
    Management fees                                                  0.50%

------------------------------------------------------------------------------
    Distribution and service (12b-1) fee                        Not applicable
    Other expenses                                                   0.22%

------------------------------------------------------------------------------
    Total annual fund operating expenses                             0.72%
                                                                                   FEES AND EXPENSES
                                                                                   This table sets forth
                                                                                   the fees and expenses
                                                                                   you will pay if you
                                                                                   invest in shares of the
                                                                                   fund.

                                                                                   Because some of the
                                                                                   fund's expenses were
                                                                                   voluntarily waived or
                                                                                   reimbursed by the
                                                                                   manager, actual total
                                                                                   annual fund operating
                                                                                   expenses for the prior
                                                                                   year were: 0.55%.

                                                                                   These waivers and/or
                                                                                   reimbursements may be
                                                                                   reduced or terminated
                                                                                   at any time.

----------------------------------------------------------------------------------------------------------


 EXAMPLE

-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                1 YEAR  3 YEARS  5 YEARS    10 YEARS
 Your costs would be                                 $74     $230     $401        $894

 THE EXAMPLE ASSUMES:  You invest $10,000 for the period shown.
                       You reinvest all distributions and dividends without a sales charge.
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
                       Your investment has a 5% return each year (the assumption of a 5%
                       return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).
                       You redeem your shares at the end of the period.

                                                                                            EXAMPLE

                                                                                            This example helps you
                                                                                            compare the costs of
                                                                                            investing in the fund
                                                                                            with other mutual
                                                                                            funds. Your actual
                                                                                            costs may be higher or
                                                                                            lower.


                              High Yield Bond Fund
              Salomon Brothers Institutional Investment Series - 8

--------------------------------------------------------------------------------

 MONEY MARKET FUND
 FUND GOALS, STRATEGIES AND RISKS

 INVESTMENT              The fund seeks as high a level of current income as is
 OBJECTIVE               consistent with liquidity and stability of principal.
-------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests in high quality, U.S. dollar denominated
                         short-term debt securities. These may include obligations
                         issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and
                         municipalities and U.S. and foreign corporate issuers.

                         The fund may invest in all types of money market securities including commercial paper, certificates of deposit,
                         bankers' acceptances, mortgage-backed and asset-backed
                         securities, repurchase agreements, fixed time deposits and other short term debt securities. The fund may also invest in variable rate master demand notes and enter into short
                         term borrowing arrangements with corporations.

                         MINIMUM CREDIT QUALITY: The fund invests primarily in
                         securities rated in the highest short term rating category, or if unrated, of equivalent quality. The fund may invest up to 5% of its assets in securities rated in the second
                         highest short term rating category or, if unrated, of
                         equivalent quality.

                         MAXIMUM MATURITY: The fund invests in securities having
                         remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting investments for the fund, the manager looks
 MANAGER                 for:
 SELECTS THE                The best relative values based on an analysis of yield,
 FUND'S                     price, interest rate sensitivity and credit quality;
 INVESTMENTS                Maturities consistent with the manager's outlook for
                            interest rates; and
                            Eligible issuers with the most desirable credit quality.
-------------------------------------------------------------------------------------
 PRINCIPAL               Although the fund seeks to preserve the value of an
 RISKS OF                investment at $1.00 per share, it is possible to lose money
 INVESTING IN            by investing in the fund, or the fund could underperform
 THE FUND                other short term debt instruments or money market funds if
 There is no assurance   any of the following occurs:
 that the fund will be      Interest rates rise sharply;
 able to maintain a         An issuer or guarantor of the fund's securities defaults,
 stable net asset value     or has its credit rating downgraded;
 of $1.00 per share.        The manager's judgment about the value or credit quality
                            of a particular security proves to be incorrect; or
                            The value of the fund's foreign securities go down
                            because of unfavorable government actions or political
                            instability.

                         Obligations of U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government.
                         No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

                         An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                               Money Market Fund
              Salomon Brothers Institutional Investment Series - 9

                                          [PERFORMANCE GRAPH]

                                    Calendar year ended
                                        December 31        % Total Return
                                    -------------------    --------------
PERFORMANCE                                1995                5.02           TOTAL RETURN
The bar chart indicates the risks          1996                5.13           The bar chart indicates
 of investing in the fund by               1997                5.61           the risk of investing
 showing changes in the fund's             1998                5.59           in the fund by showing
 performance from year to year.            1999                5.23           the performance of the
                                           2000                6.45           fund's shares for each
 Past performance does not                 2001                4.14           of the calendar years
 necessarily indicate how the fund         2002                1.82           indicated.
 will perform in the future.               2003                1.08
                                           2004                1.26
 QUARTERLY RETURNS: Highest:
 1.65% in 3rd quarter 2000;
 Lowest: 0.23% in 1st quarter
 2004.

 Prior to April 29, 1996, the fund
 was called Salomon Brothers U.S.
 Treasury Securities Money Market
 Fund and invested exclusively in
 U.S. Treasury bonds, notes and
 bills.





---------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.

-----------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN (CALENDAR YEARS ENDED DECEMBER 31, 2004)
                                       Inception
                                         Date           1 Year          5 Years        10 Years

-----------------------------------------------------------------------------------------------
 Money Market Fund                      12/7/90          1.26%           2.94%           4.12%

 The fund's 7-day yield as of December 31, 2004 was 2.12%
                                                                                                    COMPARATIVE
                                                                                                    PERFORMANCE
                                                                                                    The table indicates the
                                                                                                    average annual total
                                                                                                    return of the fund for
                                                                                                    the periods shown. The
                                                                                                    fund's past performance
                                                                                                    is not necessarily an
                                                                                                    indication of how the
                                                                                                    fund will perform in
                                                                                                    the future.



----------------------------------------------------------------------------------------------------------
 FEE TABLE
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
    Maximum sales charge on purchases                           Not applicable

    Maximum deferred sales charge on redemptions                Not applicable

--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF FUND NET ASSETS)
    Management fees                                                  0.20%

--------------------------------------------------------------------------------
    Distribution and service (12b-1) fee                        Not applicable

    Other expenses                                                   0.36%

--------------------------------------------------------------------------------
    Total annual fund operating expenses                             0.56%
                                                                                   FEES AND EXPENSES
                                                                                   This table sets forth
                                                                                   the fees and expenses you
                                                                                   will pay if you invest
                                                                                   in shares of the fund.

                                                                                   Because some of the
                                                                                   fund's expenses are
                                                                                   voluntarily waived or
                                                                                   reimbursed by the
                                                                                   manager, actual total
                                                                                   annual fund operating
                                                                                   expenses are expected
                                                                                   to be: 0.18%.

                                                                                   These waivers and/or
                                                                                   reimbursements may be
                                                                                   reduced or terminated
                                                                                   at any time.



--------------------------------------------------------------------------------------------------------------------
 EXAMPLE

-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES          1 YEAR     3 YEARS    5 YEARS    10 YEARS
 Your costs would be                             $57       $179       $313         $701

 THE EXAMPLE ASSUMES:  You invest $10,000 for the period shown.
                       You reinvest all distributions and dividends without a sales charge.
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
                       Your investment has a 5% return each year (the assumption of a 5%
                       return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).
                       You redeem your shares at the end of the period.
                                                                                             EXAMPLE
                                                                                             This example helps you
                                                                                             compare the cost of
                                                                                             investing in the fund
                                                                                             with other mutual
                                                                                             funds. Your actual cost
                                                                                             may be higher or lower.


                               Money Market Fund
             Salomon Brothers Institutional Investment Series - 10

--------------------------------------------------------------------------------
 MORE ON THE FUNDS' INVESTMENTS AND RELATED RISKS

Each fund's investment objective and its principal investment strategies and risks are described under 'Fund goals, strategies and risks.'

This section provides additional information about the funds' investments and certain portfolio management techniques the funds may use. More information about the funds' investments and portfolio management techniques and the associated risks is included in the statement of additional information ('SAI').


-------------------------------------------------------------------------------------
 FIXED INCOME            Fixed income securities include bonds, notes, bills,
 SECURITIES              debentures, bank debt obligations, short-term paper,
                         mortgage and other asset-backed securities, preferred stock, loan participations and assignments.
-------------------------------------------------------------------------------------
 EQUITY                  High Yield Bond Fund may invest its assets in common stocks,
 SECURITIES              convertible securities, warrants or other equity securities.
 High Yield Bond         This fund holds these equity securities generally, but not
 Fund                    solely, as a result of buying fixed income securities with an attached equity component. Equity securities provide this fund with opportunities for appreciation but expose this
                         fund to the risk of stock market downturns and adverse
                         events affecting particular companies that may depress the price of their common stock.
-------------------------------------------------------------------------------------
 SECURITIES OF           Investments in securities of foreign entities and securities
 FOREIGN                 denominated in foreign currencies involve special risks.
 ISSUERS                 These include possible political and economic instability
 Each fund               and the possible imposition of exchange controls or other
                         restrictions on investments. Emerging market investments
                         offer the potential for significant gains but also involve greater risks than investing in more developed countries.
                         Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in
                         emerging markets.

                         Since Emerging Markets Debt Fund and High Yield Bond Fund
                         may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency
                         rates relative to the U.S. dollar will affect the U.S.
                         dollar value of these funds' assets. Money Market Fund may only invest in U.S. dollar denominated investments issued by foreign branches of U.S. banks and by U.S. and foreign
                         branches of foreign banks.
-------------------------------------------------------------------------------------
 DERIVATIVE              The funds may, but need not, use derivative contracts,
 TRANSACTIONS            including but not limited to, futures and options on
 Each fund except        securities, securities indices or currencies; options on
 Money Market            these futures; forward currency contracts; and interest
 Fund                    rate, currency or credit default swaps for any of the
                         following purposes:

                            To hedge against the economic impact of adverse changes
                            in the market value of portfolio securities because of
                            changes in market prices, currency exchange rates or
                            interest rates; or
                            As a substitute for buying or selling securities.

                         A derivative contract will obligate or entitle a fund to
                         deliver or receive an asset or cash payment based on the
                         change in value of one or more securities, currencies or
                         indices. Even a small investment in derivative contracts
                         can have a big impact on a fund's market, currency and
                         interest rate exposure. Therefore, using derivatives can
                         disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest
                         rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less
                         liquid and harder to value, especially in declining markets.


             Salomon Brothers Institutional Investment Series - 11

 TEMPORARY               Each of the funds may depart from its principal investment
 DEFENSIVE               strategies in response to adverse market, economic or
 INVESTMENTS             political conditions by taking temporary defensive positions
 Each fund except        in all types of money market and short term debt securities.
 Money Market            If a fund takes a temporary defensive position, it may be
 Fund                    unable to achieve its investment objective.
-------------------------------------------------------------------------------------
 PORTFOLIO               Although neither the Emerging Markets Debt Fund or the High
 TURNOVER                Yield Bond Fund purchases or sells securities for short-term
 Each fund except        profits, either fund may engage in active and frequent
 Money Market            trading to achieve its principal investment strategies. This
 Fund                    may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax
                         liability. Frequent trading also increases transaction
                         costs, which include not only brokerage commissions and
                         market spreads, but market impact costs and opportunity
                         costs, and may be substantial. Transaction costs are not
                         included in each fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from each fund's performance. The 'Financial highlights' section of this prospectus shows each fund's historical portfolio
                         turnover rate.
-------------------------------------------------------------------------------------
 PORTFOLIO HOLDINGS      The fund's policies and procedures with respect to the
 Each fund               disclosure of the fund's portfolio securities are described in the SAI.


             Salomon Brothers Institutional Investment Series - 12

--------------------------------------------------------------------------------
 MANAGEMENT

Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for each fund. SaBAM was established in 1987 and together with SaBAM affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup, Inc. ('Citigroup'). Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.



Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for a fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent any fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.



-----------------------------------------------------------------------------------------------
                       PORTFOLIO MANAGER/        PORTFOLIO
                      PORTFOLIO MANAGEMENT        MANAGER        PAST 5 YEARS' BUSINESS
 FUND                  TEAM MEMBERS, TITLE         SINCE         EXPERIENCE

 Emerging Markets   Peter J. Wilby, CFA,           Inception     Co-portfolio manager of fund;
 Debt Fund          Managing Director,                           senior portfolio manager
                    Chief Investment                             responsible for directing
                    Officer -- North America                     investment policy and
                    Fixed Income                                 strategy for all emerging
                                                                 markets and high yield fixed
                                                                 income portfolios; member of
                                                                 manager's investment policy
                                                                 committee; joined Citigroup
                                                                 or its predecessor firms in
                                                                 1989.

                    James E. Craige, CFA,          Inception     Co-portfolio manager of fund;
                    Managing Director                            senior portfolio manager for
                                                                 emerging markets debt
                                                                 portfolios; member of
                                                                 manager's investment policy
                                                                 committee; joined Citigroup
                                                                 or its predecessor firms in
                                                                 1992.
-----------------------------------------------------------------------------------------------
 High Yield         Peter J. Wilby, CFA,           Inception     Co-portfolio manager of fund;
 Bond Fund          Managing Director,                           senior portfolio manager
                    Chief Investment                             responsible for directing
                    Officer -- North America                     investment policy and
                    Fixed Income                                 strategy for all emerging
                                                                 markets and high yield fixed
                                                                 income portfolios; member of
                                                                 manager's investment policy
                                                                 committee; joined Citigroup
                                                                 or its predecessor firms in
                                                                 1989.

                    Beth A. Semmel, CFA,           Inception     Co-portfolio manager of fund;
                    Managing Director                            senior portfolio manager and
                                                                 senior trader for all high
                                                                 yield securities; member of
                                                                 manager's investment policy
                                                                 committee; joined Citigroup
                                                                 or its predecessor firms in
                                                                 1993.

                    James E. Craige, CFA,          Inception     Co-portfolio manager of fund;
                    Managing Director                            senior portfolio manager for
                                                                 emerging markets debt
                                                                 portfolios; member of
                                                                 manager's investment policy
                                                                 committee; joined Citigroup
                                                                 or its predecessor firms in
                                                                 1992.

 Money Market       Kevin Kennedy,             November 2001     Portfolio manager of fund;
 Fund               Managing Director                            joined Citigroup or its
                                                                 predecessor firms in 1993.

                                                                                                THE PORTFOLIO
                                                                                                MANAGERS
                                                                                                The portfolio managers
                                                                                                are primarily
                                                                                                responsible for the
                                                                                                day-to-day operation of
                                                                                                the funds indicated
                                                                                                beside their names.
                                                                                                More information about
                                                                                                each manager's
                                                                                                compensation, other
                                                                                                accounts managed by
                                                                                                each manager, and each
                                                                                                manager's ownership of
                                                                                                securities in each fund
                                                                                                is included in the SAI.


             Salomon Brothers Institutional Investment Series - 13

------------------------------------------------------------------------------------------------------
 ACTUAL MANAGEMENT FEE PAID DURING THE MOST RECENT FISCAL YEAR AS A PERCENTAGE OF
 AVERAGE DAILY NET ASSETS AFTER ACCOUNTING FOR VOLUNTARY EXPENSE LIMITATIONS, AND/OR
 REIMBURSEMENTS, IF APPLICABLE

Emerging Markets Debt Fund                                            0.41%
High Yield Bond Fund                                                  0.33%
Money Market Fund                                                      0%

                                                                                         MANAGEMENT
                                                                                         FEES
                                                                                         As of December 31,
                                                                                         2004 SaBAM managed
                                                                                         approximately
                                                                                         $80 billion
                                                                                         of assets.



---------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc., a registered broker-dealer and an affiliate of the   DISTRIBUTOR
manager, serves as the funds' distributor.

The distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as 'revenue sharing payments.'
The recipients of such payments may include the funds' distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you.
Please contact your financial intermediary for details about revenue sharing payments it may receive.
---------------------------------------------------------------------------------------------------
In connection with an investigation previously disclosed by Citigroup, the Staff    RECENT
of the Securities and Exchange Commission ('SEC') has notified Citigroup Asset      DEVELOPMENTS
Management ('CAM'), the Citigroup business unit that includes: the funds'
investment manager and other investment advisory companies; Citicorp Trust Bank
('CTB'), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM; that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.


             Salomon Brothers Institutional Investment Series - 14

In addition, the SEC Staff has indicated that it is considering recommending        RECENT
action based on the adequacy of the disclosures made to the fund boards that        DEVELOPMENTS
approved the transfer agency arrangement, CAM's initiation and operation of, and    (CONTINUED)
compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of
2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. The funds did not implement the contractual arrangement described above and will not receive any payments.


             Salomon Brothers Institutional Investment Series - 15

-------------------------------------------------------------------------------
 BUYING SHARES
-------------------------------------------------------------------------------

 INVESTMENT                EMERGING MARKETS DEBT
 MINIMUMS                          FUND               HIGH YIELD BOND FUND*        MONEY MARKET FUND
                         -------------------------------------------------------------------------
                                $1,000,000                 $1,000,000                  $250,000

 Initial investment      *Initial investment minimum may be waived if the fund's distributor determines
 minimums                 that the likelihood of an investor subsequently reaching the stated investment minimum within a reasonable period of time is high and the waiver would be in the best interest of the fund.

 Subsequent investment   There is no subsequent investment minimum for any fund.
 minimums

---------------------------------------------------------------------------------------------------------

 BUYING SHARES              For initial purchases of each fund's shares, complete the
 BY MAIL                    appropriate application and send it with your check to PFPC
                            Inc., the funds' transfer agent.
                            Send the completed purchase application along with a
                            check to:

 Initial purchases                     Salomon Brothers Institutional Investment Series
                                       (specify fund)
                                       c/o PFPC Inc.
                                       P.O Box 9764
                                       Providence, RI 02940-9764

                            Purchases (initial or subsequent) may not be made by
                            third party check.
                            Checks drawn on foreign banks must be payable in U.S.
                            dollars and have the routing number of the U.S. bank encoded on the check.

                            Send checks for subsequent purchases by mail directly to
                            the transfer agent.
 Subsequent                 Be sure to include your fund and account number on checks
 purchases                  for subsequent investments.

---------------------------------------------------------------------------------------------------------

 BUYING SHARES           Call the transfer agent at (800) 446-1013 to tell them about
 BY WIRE                 your incoming wire transfer. You should instruct your bank to transmit your purchase in federal funds to:

 Initial and             PNC Bank
 subsequent               Pittsburgh, PA
 purchases                ABA No: 031000053
                          Account Number: 8606905097
                             Attn: [Name of Fund]
                             Class of Shares:
                             Name of Account:
                             Account Number (as assigned):
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
    EMERGING MARKETS DEBT FUND                              PURCHASE IS EFFECTIVE
     AND HIGH YIELD BOND FUND
---------------------------------------------------------------------------------------------------------
                                    If order and federal funds or
                                    check are received by the agent
                                    before the close of the New York    On that day
                                    Stock Exchange ('NYSE') (normally,
                                    4:00 p.m. Eastern time):

 Payment wired in federal funds or
 check received                     If order and federal funds or
                                    check are received by the transfer  On the next business day agent after the close of NYSE:
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
        MONEY MARKET FUND                       PURCHASE IS EFFECTIVE                  DIVIDENDS BEGIN
---------------------------------------------------------------------------------------------------------
                                    If order and federal
                                    funds or check is       At noon, Eastern time,
                                    received by the fund    on that day               On that day
                                    or its agent before
                                    noon, Eastern time:
  Payment wired in federal
  funds or check received
                                    If order and federal
                                    funds or check is       At noon, Eastern time,    On the next business
                                    received by the fund    on the business day       day
                                    or its agent after      following receipt
                                    noon, Eastern time:
---------------------------------------------------------------------------------------------------------


             Salomon Brothers Institutional Investment Series - 16

-------------------------------------------------------------------------------
 EXCHANGING AND REDEEMING SHARES
-------------------------------------------------------------------------------

 You should contact the transfer agent to exchange into other eligible mutual funds in Salomon Brothers
 Institutional Investment Series. An exchange is a taxable transaction, although no gain or loss is generally realized upon an exchange at net asset value out of Money Market
 Fund.
    You may exchange shares only for shares of another fund in Salomon Brothers Institutional Investment Series.
    You must meet the minimum investment amount for each fund.
    Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

                                                              EXCHANGE
                                                              PRIVILEGE
                                                              To learn more about the
                                                              exchange privilege
                                                              contact the transfer
                                                              agent or consult the
                                                              Statement of Additional
                                                              Information.
-------------------------------------------------------------------------------------
 You may redeem some or all of your shares by sending a
 written request
 in proper form to:
                     Salomon Brothers Institutional Investment Series
                     (specify fund)
                     c/o PFPC Inc.
                     P.O Box 9764
                     Providence, RI 02940-9764

 The written request for redemption must be in good order.
 This means that you have provided the following information. Your request will not be processed without this information.

   Name of the fund
   Account number
   Dollar amount or number of shares being redeemed
   Signature of each owner exactly as account is registered
   Other documentation required by PFPC Inc.

 To be in good order, your request must also include a signature guarantee if you are redeeming over $50,000 or instruct that the proceeds be sent to an address other than the address of record. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.

                                                              REDEMPTIONS
                                                              BY MAIL

                                                              Generally, a properly
                                                              completed written
                                                              request for redemption
                                                              with any required
                                                              signature guarantee is
                                                              all that is required
                                                              for a redemption. In
                                                              some cases, however,
                                                              other documents may be
                                                              necessary.
-------------------------------------------------------------------------------------

 You may redeem shares by fax only if a signature guarantee   REDEMPTIONS BY FAX
 or other documentary evidence is not required. Redemption
 requests should be properly signed by all owners of the
 account and faxed to PFPC Inc. at (508) 871-9503. If fax
 redemptions are not available for any reason, you may use
 the funds' redemption by mail procedure described above.
-------------------------------------------------------------------------------------

 You may redeem shares by telephone. The proceeds can be      REDEMPTIONS BY
 sent by check to your address of record or by wire transfer  TELEPHONE to a bank account designated in your application. In
 addition, you may be asked to provide proper identification information. Telephone redemption requests may be made by
 calling the transfer agent at (800) 446-1013 between 9:00
 a.m. and 4:00 p.m. Eastern time on any day the New York
 Stock Exchange is open. If telephone redemptions are not
 available for any reason, you may use the fund's redemption by mail procedure described above.
-------------------------------------------------------------------------------------
 In all cases, your redemption price is the net asset value
 per share next determined after your request is received in good order. Redemption proceeds normally will be sent
 within seven days. However, if you recently purchased your
 shares by check, your redemption proceeds will not be sent
 to you until your original check clears which may take up
 to 15 days. Your redemption proceeds can be sent by check
 to your address of record or by wire transfer to a bank
 account designated on your application. Your bank may
 charge you a fee for wire transfers.

 If shares of Money Market Fund are redeemed before noon, Eastern time, you will not receive that day's dividends.
 You will receive that day's dividends if you redeem after noon, Eastern time.

                                                              REDEMPTION
                                                              PAYMENTS
                                                              Any request that your
                                                              redemption proceeds be
                                                              sent to a destination
                                                              other than your bank
                                                              account or address of
                                                              record must be in
                                                              writing and must
                                                              include a signature
                                                              guarantee.

             Salomon Brothers Institutional Investment Series - 17

-------------------------------------------------------------------------------

 SHARE TRANSACTIONS

-------------------------------------------------------------------------------

 SMALL ACCOUNT           If your account falls below $10,000 because of a redemption
 BALANCES/               of fund shares, the fund may ask you to bring your account
 MANDATORY REDEMPTIONS   up to the minimum requirement. If your account is still
                         below $10,000 after 30 days, the fund may close your account and send you the redemption proceeds. The fund may adopt
                         other policies from time to time requiring mandatory
                         redemption of shares in certain circumstances.
-------------------------------------------------------------------------------------
 SHARE CERTIFICATES      The funds do not issue share certificates.
-------------------------------------------------------------------------------------
 FREQUENT PURCHASES AND  Frequent purchases and redemptions of mutual fund shares may
 SALES OF FUND SHARES    interfere with the efficient management of a fund's
                         portfolio by its portfolio manager, increase portfolio
                         transaction costs, and have a negative effect on a fund's
                         long term shareholders. For example, in order to handle
                         large flows of cash into and out of a fund, the portfolio
                         manager may need to allocate more assets to cash or other
                         short-term investments or sell securities, rather than
                         maintaining full investment in securities selected to
                         achieve the fund's investment objective. Frequent trading
                         may cause a fund to sell securities at less favorable
                         prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund's performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund's share
                         price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the
                         fund's portfolio securities. Funds investing in foreign
                         securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

                         Because of the potential harm to the fund and its long-term shareholders, the Board of Directors of the fund (the
                         'Board') has approved policies and procedures that are
                         intended to discourage and prevent excessive trading and
                         market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund
                         may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be
                         engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate
                         strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in
                         frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to
                         reject any exchange or purchase of fund shares with or
                         without prior notice to the account holder. In cases where surveillance of a particular account establishes what the
                         manager believes to be obvious market timing, the manager
                         will seek to block future purchases and exchanges of fund
                         shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

                         The policies and procedures apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement
                         plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its
                         customers in one account. The fund's ability to monitor
                         trading in omnibus accounts may, however, be severely
                         limited due to the lack of access to an individual
                         investor's trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund's
                         service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.


             Salomon Brothers Institutional Investment Series - 18

                         The fund's policies and procedures also require personnel
                         such as portfolio managers and investment staff to report
                         any abnormal or otherwise suspicious investment activity,
                         and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the
                         selective release of information about the fund's portfolio holdings, as such information may be used for market timing and similar abusive practices.

                         The fund's policies and procedures provide for ongoing
                         assessment of the effectiveness of current policies and
                         surveillance tools, and the fund's Board reserves the right, with notification to shareholders, to modify these or adopt additional policies and restrictions in the future.
                         Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other
                         techniques that may be adopted in the future, may not be
                         effective, particularly where the trading takes place
                         through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses,
                         the fund's performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and
                         portfolio management inefficiencies that result from
                         frequent trading of fund shares, even when the trading is
                         not for abusive purposes. The fund will provide advance
                         notice to shareholders and prospective investors of any
                         specific restrictions on the trading of fund shares that the
                         Board may adopt in the future.

                         Money market funds are often used by investors for
                         short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Directors of the fund has not adopted policies and procedures, or imposed
                         restrictions such as minimum holding periods, in order to
                         deter frequent purchases and redemptions of money market
                         fund shares. The Board also believes that money market
                         funds, such as the fund, are not typically targets of
                         abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not
                         fluctuate in value based on market prices. However, some
                         investors may seek to take advantage of a short term
                         disparity between the fund's yield and current market
                         yields, which could have the effect of reducing the fund's yield. In addition, frequent purchases and redemptions of
                         the fund's shares could increase the fund's portfolio
                         transaction costs and may interfere with the efficient
                         management of the portfolio by the manager, which could
                         detract from the fund's performance.
-------------------------------------------------------------------------------------

 SHARE PRICE             The Board of Directors has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the
                         direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to
                         the manager. The same set of procedures is used to value the securities of all of the funds described in this prospectus, except for the money market funds, which have their own
                         procedures. Different methods may be used to value different types of securities, as discussed below, depending upon the particular securities held by the particular fund.


                         The fund generally values its securities based on market
                         prices determined at the close of regular trading on the
                         NYSE. The fund's currency valuations, if any, are done as of when the London stock exchange closes, which is usually at
                         12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing
                         prices are not otherwise available, the market price is
                         typically determined by independent third party pricing
                         vendors approved by the fund's Board using a variety of
                         pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an
                         independent third party pricing service approved by the
                         fund's board, which may use a matrix, formula or other
                         objective method that takes into consideration market
                         indices, yield curves and other specific adjustments.

             Salomon Brothers Institutional Investment Series - 19

                         Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's
                         fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be
                         unreliable, the market price may be determined using
                         quotations received from one or more brokers/dealers that
                         make a market in the security.


                         When such prices or quotations are not available, or when
                         the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Funds that invest in securities that may be thinly traded, for which market quotations may not be readily
                         available or may be unreliable--such as securities of
                         small capitalization companies, securities of issuers
                         located in emerging markets or high yield securities
                         (junk bonds)--may use the fair valuation procedures more
                         frequently than funds that invest primarily in securities
                         that are more liquid--such as securities of large
                         capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset
                         value is calculated. In particular, the value of foreign
                         securities may be materially affected by events occurring
                         after the close of the market on which they are valued, but before the fund prices its shares. A fund that holds foreign equity securities uses a fair value model developed by an
                         independent third party pricing service to price those
                         securities on days when there is a certain percentage change in the value of a domestic equity security index, as such
                         percentage may be determined by the manager from time to
                         time.


                         Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily
                         available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair
                         value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value
                         assigned to a security if it were to sell the security at
                         approximately the time at which the fund determines its net asset value.

                         Money Market Fund uses the amortized cost method to value
                         its portfolio securities. Using this method, the fund
                         constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

                         In order to buy, redeem or exchange shares at that day's
                         price, you must place your order with the fund or its agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.
                         Otherwise, you will receive the next business day's price.

                         Members of the funds' selling group must transmit all orders to buy, exchange or redeem shares to the funds' agent before the agent's close of business.
-------------------------------------------------------------------------------------
 RIGHTS OF THE FUNDS     Each fund has the right to:
                            Suspend the offering of shares.
                            Waive or change minimum and additional investment
                            amounts.
                            Reject any purchase or exchange order.
                            Change, revoke or suspend the exchange privilege.
                            Suspend telephone transactions.
                            Suspend or postpone redemptions of shares on any day when
                            trading on the NYSE is restricted, or as otherwise permitted by the SEC.
-------------------------------------------------------------------------------------
 REDEMPTIONS IN KIND     Each fund may make payment for shares wholly or in part by distributing portfolio securities to the shareholder. The
                         redeeming shareholder must pay transaction costs to sell
                         these securities.

             Salomon Brothers Institutional Investment Series - 20

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


The funds normally pay dividends and distribute capital gains, if any, as follows:
-----------------------------------------------------------------------------------

 FUND                       INCOME DIVIDEND         CAPITAL GAIN    DISTRIBUTIONS
                             DISTRIBUTIONS          DISTRIBUTIONS    MOSTLY FROM

 Emerging Markets               Annually              Annually         Income
 Debt

-----------------------------------------------------------------------------------
 High Yield Bond                Annually              Annually         Income
 Money Market          Declared Daily/Distributed     Annually         Income
                                Monthly

The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid a federal tax. Money Market Fund anticipates that it will normally not earn or distribute any long-term capital gains. Capital gain distributions and dividends are reinvested in additional fund shares.
Alternatively, you can instruct the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

                                                                                    DIVIDENDS AND
                                                                                    DISTRIBUTIONS
                                                                                    Annual distributions of
                                                                                    income and capital
                                                                                    gains are made at the
                                                                                    end of the year in
                                                                                    which the income or
                                                                                    gain is realized, or
                                                                                    the beginning of the
                                                                                    next year.

-----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
 TRANSACTION                            FEDERAL INCOME TAX STATUS
-------------------------------------------------------------------------------------
 Redemption or exchange of shares       Usually capital gain or loss (except no gain
                                        or loss for Money Market Fund); long-term
                                        only if shares owned more than one year

-------------------------------------------------------------------------------------
 Long-term capital gain distributions   Long-term capital gain
 Short-term capital gain distributions  Ordinary income

-------------------------------------------------------------------------------------
 Dividends                              Ordinary income or qualified dividend income

 Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

 For taxable years beginning on or before December 31, 2008, distributions of net investment income that are designated by a fund as derived from 'qualified dividend income' are taxed to individuals at the rates applicable to long-term capital gain.
 The funds do not expect a significant portion of fund distributions to be derived from qualified dividend income.

 After the end of each year, the funds will provide you with information about the distributions and dividends that you received and, except for Money Market Fund, any redemptions of shares during the previous year. If you do not provide a fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on a portion of your distributions, dividends and, except for Money Market Fund, redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

                                                                                       TAXES

                                                                                       In general, redeeming
                                                                                       and exchanging shares
                                                                                       (except Money Market
                                                                                       Fund shares) and
                                                                                       receiving distributions
                                                                                       (whether in cash or
                                                                                       additional shares) are
                                                                                       all taxable events.

             Salomon Brothers Institutional Investment Series - 21

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand the performance of each share for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, on the funds' financial statements, containing such information, is included in the annual reports (available upon request).


 For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:


                                           EMERGING MARKETS DEBT FUND                            HIGH YIELD BOND FUND
                             -----------------------------------------------------------------------------------------
                             2005(2)   2004(1)(2)   2003(2)    2002(2)    2001(2)      2005(2)    2004(1)(2)   2003(2)   2002(2)
                             ----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
 OF YEAR                     $  6.27    $  6.61     $   6.71   $   6.39    $  6.31     $   6.95    $   6.21    $  6.10   $  6.44
                             -------    -------     --------   --------    -------     --------    --------    -------   -------
INCOME FROM OPERATIONS:
 Net investment income          0.45       0.56         0.65       0.69(3)     0.79        0.53        0.57       0.57      0.59
 Net realized and
   unrealized gain (loss)
   on investments               0.47       1.02         0.10       0.20(3)     0.01        0.23        0.85       0.06     (0.46)
                             -------    -------     --------   --------    -------     --------    --------    -------   -------
Total Income (Loss) From
 Operations                     0.92       1.58         0.75       0.89       0.80         0.76        1.42       0.63      0.13
                             -------    -------     --------   --------    -------     --------    --------    -------   -------
LESS DISTRIBUTIONS FROM:
 Net investment income         (0.36)     (0.75)       (0.85)     (0.57)     (0.72)       (0.53)      (0.68)     (0.52)    (0.47)
 Net realized gains            (0.25)     (1.17)          --         --         --        --         --          --        --
                             -------    -------     --------   --------    -------     --------    --------    -------   -------
Total Distributions            (0.61)     (1.92)       (0.85)     (0.57)     (0.72)       (0.53)      (0.68)     (0.52)    (0.47)
                             -------    -------     --------   --------    -------     --------    --------    -------   -------
NET ASSET VALUE, END OF
 YEAR                        $  6.58    $  6.27     $   6.61   $   6.71    $  6.39     $   7.18    $   6.95    $  6.21   $  6.10
                             -------    -------     --------   --------    -------     --------    --------    -------   -------
TOTAL RETURN (4)               14.9%      24.9%        12.1%      14.5%      13.4%        11.0%       23.4%      10.5%      2.1%
NET ASSETS, END OF YEAR
 (000S)                      $72,788    $40,829     $ 56,105   $105,691    $63,191     $143,430    $119,322    $92,541   $66,330
RATIOS TO AVERAGE NET
ASSETS:
 Expenses (5)                  0.75%(5)   0.75%(5)     0.75%(5)   0.75%(5)   0.75%(5)    0.55%(6)     0.55%(6)   0.55%(6)  0.55%(6)
 Net investment income          6.95       8.07        10.10      10.64(3)    12.44        7.52        8.38       9.15      9.09
PORTFOLIO TURNOVER RATE         157%       134%         178%       186%       266%          39%         79%        45%       59%
Before waiver of management
fee, expenses absorbed by
manager and credits on
custodian cash balances,
expense ratios would have
been:                          1.04%      1.13%        0.95%      0.92%      1.02%        0.72%       0.79%      0.75%     0.74%


                              2001(2)
                              -------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $  7.60
                              -------
INCOME FROM OPERATIONS:
 Net investment income           0.78
 Net realized and
   unrealized gain (loss)
   on investments               (0.94)
                              -------
Total Income (Loss) From
 Operations                     (0.16)
                              -------
LESS DISTRIBUTIONS FROM:
 Net investment income          (1.00)
 Net realized gains             --
                              -------
Total Distributions             (1.00)
                              -------
NET ASSET VALUE, END OF
 YEAR                         $  6.44
                              -------
TOTAL RETURN (4)                 (1.2)%
NET ASSETS, END OF YEAR
 (000S)                       $19,411
RATIOS TO AVERAGE NET
ASSETS:
 Expenses (5)                   0.55%(6)
 Net investment income          10.59
PORTFOLIO TURNOVER RATE           80%
Before waiver of management
fee, expenses absorbed by
manager and credits on
custodian cash balances,
expense ratios would have
been:                           0.96%


               --------------------------------------------------

(1) For the year ended February 29, 2004.

(2) Per share amounts have been calculated using the monthly average shares method.


(3) Effective March 1, 2001, the Emerging Markets Debt Fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the fiscal year ended February 28, 2002, the ratio of net investment income to average net assets would have been 10.68%. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.



(4) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.



(5) As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.



(6) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.55%.




             Salomon Brothers Institutional Investment Series - 22

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)


 For a share of capital stock outstanding throughout each year ended
December 31:



                                                                              MONEY MARKET FUND
                                                              --------------------------------------------------
                                                                                CLASS A SHARES
                                                              --------------------------------------------------
                                                               2004      2003       2002       2001       2000
                                                              --------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $ 1.000   $ 1.000   $  1.000   $  1.000   $  1.000
                                                              -------   -------   --------   --------   --------
   Net investment income                                        0.013     0.011      0.018      0.041      0.063
   Dividends from net investment income                        (0.013)   (0.011)    (0.018)    (0.041)    (0.063)
                                                              -------   -------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                                  $ 1.000   $ 1.000   $  1.000   $  1.000   $  1.000
                                                              -------   -------   --------   --------   --------
                                                              -------   -------   --------   --------   --------
TOTAL RETURN(1)                                                  1.3%      1.1%       1.8%       4.1%       6.5%
NET ASSETS, END OF YEAR (000S)                                $30,326   $31,227   $ 97,218   $116,917   $ 97,865

RATIOS TO AVERAGE NET ASSETS
   Expenses(2)                                                  0.18%     0.18%      0.18%      0.18%      0.18%
   Net investment income                                         1.24      1.11       1.80       4.08       6.27
Before waiver of management and administration fees and
expenses absorbed by SaBAM, as applicable, net investment
income per share and expense ratios would have been:
   Expense ratio                                                0.56%     0.41%      0.37%      0.33%      0.34%



                              -------------------
(1) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.



(2) The ratio of expenses to average net assets will not exceed 0.18%, as a result of a voluntary expense limitation, which may be discontinued at any time.


             Salomon Brothers Institutional Investment Series - 23

                SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES

--------------------------------------------------------------------------------

                           Emerging Markets Debt Fund

                              High Yield Bond Fund

                               Money Market Fund

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus.

The funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

HOW TO OBTAIN ADDITIONAL INFORMATION.


  You can make inquiries about a fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, by calling Salomon Brothers Asset Management Inc at 1-800-Salomon or writing the funds at 125 Broad Street, New York, NY 10004, visiting the funds' Internet web site at www.citigroupam.com (except for the Money Market Fund) or calling your financial consultant.


  You can also review the funds' shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site at http://www.sec.gov.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

(Investment Company Act file no. 811-06088)

                Salomon Brothers Institutional Investment Series

                                 April 29, 2005


                      STATEMENT OF ADDITIONAL INFORMATION
                SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES
                                125 BROAD STREET
                            NEW YORK, NEW YORK 10004
                                  800-725-6666


Salomon Brothers Institutional Investment Series consists of:

   Salomon Brothers Institutional Emerging Markets Debt Fund (the 'Emerging Markets Debt Fund');

   Salomon Brothers Institutional High Yield Bond Fund (the 'High Yield Bond Fund'); and

   Salomon Brothers Institutional Money Market Fund (the 'Money Market Fund') (each, a 'fund' and collectively, the 'funds').


Each of the Emerging Markets Debt Fund and the High Yield Bond Fund is an investment portfolio of Salomon Brothers Institutional Series Funds Inc, an open-end management investment company incorporated in Maryland. The Money Market Fund is an investment portfolio of Salomon Brothers Series Funds Inc, an open-end management investment company incorporated in Maryland.


This Statement of Additional Information ('SAI') is not a prospectus and is only authorized for distribution when preceded or accompanied by the funds' current Prospectus dated April 29, 2005, as supplemented from time to time (the 'Prospectus'). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the funds at the address, or by calling the toll-free telephone number, listed above.

                                  CONTENTS


Investment Objectives and Policies..........................    2
Additional Investment Activities............................    5
Risk Factors................................................   21
Investment Limitations......................................   31
Portfolio Turnover..........................................   34
Disclosure of Portfolio Holdings............................   35
Portfolio Transactions......................................   37
Purchase, Redemption and Exchange of Shares.................   39
Directors and Officers......................................   43
Investment Manager..........................................   50
Portfolio Managers..........................................   53
Net Asset Value.............................................   56
Taxes.......................................................   57
Other Information about the Funds...........................   63
Appendix A -- Description of Ratings........................  A-1
Appendix B -- Proxy Voting Policies and Procedures..........  B-1

                       INVESTMENT OBJECTIVES AND POLICIES

The Prospectus discusses the funds' investment objectives and strategies they employ to achieve those objectives. Each of the funds, except the Money Market Fund, is a no-load investment portfolio of Salomon Brothers Institutional Series Funds Inc, an open-end investment company incorporated in Maryland on January 19, 1996 ('Institutional Series Funds'). The Money Market Fund is a no-load investment portfolio of Salomon Brothers Series Funds Inc, an open-end investment company incorporated in Maryland on April 17, 1990 ('Series Funds'). The Emerging Markets Debt Fund is a non-diversified portfolio and the other funds are diversified portfolios. Institutional Series Funds and Series Funds are, individually a 'Company,' and collectively, the 'Companies.' The discussion below supplements the information set forth in the Prospectus under 'Fund goals, strategies and risks.' References herein to the investment manager mean Salomon Brothers Asset Management Inc ('SaBAM').

EMERGING MARKETS DEBT FUND

General. The Emerging Markets Debt Fund's investment objective is to maximize total return. The fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its total assets in debt securities of government, government-related and corporate issuers in emerging market countries and of entities organized to restructure outstanding debt of such issuers. If the fund were to change its investment policy as to investing in 80% of its assets in debt securities of government, government-related, corporate issuers in emerging market countries and related instruments, the fund's policy is to notify shareholders at least 60 days prior to implementing the change. An 'emerging market country' is any country considered to be an emerging market country by the World Bank at the time of investment. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

In selecting emerging market country debt securities for investment, SaBAM will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging market country securities is not feasible or may involve unacceptable risks. As opportunities to invest in debt securities in other countries develop, the fund expects to expand and further diversify the emerging market countries in which it invests. While the fund generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the fund's assets will be invested in issuers in at least three emerging market countries.

Emerging Market Countries. Emerging Markets Debt Fund expects that its investments in emerging market country debt securities will be made primarily, but not exclusively, in some or all of the following emerging market countries:

Algeria                 Hong Kong           Moldova            Slovenia
Argentina               Hungary             Morocco            South Africa
Azerbaijan              India               Nicaragua          Taiwan
Brazil                  Indonesia           Nigeria            Thailand
Bulgaria                Israel              Pakistan           Trinidad & Tobago
Chile                   Ivory Coast         Panama             Tunisia
China                   Jamaica             Paraguay           Turkey
Colombia                Jordan              Peru               Turkmenistan
Costa Rica              Kazakhstan          Philippines        Ukraine
Croatia                 Kenya               Poland             Uruguay
Czech Republic          Korea               Portugal           Uzbekistan
Dominican Republic      Latvia              Romania            Venezuela
Ecuador                 Lebanon             Russia             Vietnam
Egypt                   Lithuania           Saudi Arabia       Yugoslavia
Estonia                 Malaysia            Singapore          Zaire
Ghana                   Mexico              Slovakia           Zimbabwe
Greece

Emerging Market Country Debt Securities. Emerging market country debt securities in which Emerging Markets Debt Fund may invest are U.S. dollar denominated and non-U.S. dollar denominated debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. The fund is subject to no restrictions on the maturities of the emerging market country debt securities in which it will invest and such maturities may range from overnight to thirty years. There is no limit on the percentage of the fund's assets that may be invested in non-U.S. dollar denominated securities and a substantial portion of the fund's assets may be invested in non-U.S. dollar denominated securities. The amount of assets invested in non-U.S. dollar denominated securities will vary depending upon market conditions. The fund may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness.

The fund's investments in government, government-related and restructured debt securities will consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions);
(ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and
(iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above. Such type of restructuring involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be 'investment companies' as defined in the Investment Company Act of 1940 (the '1940 Act'). As a result, the fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act. In addition to the risks of investing in emerging market country debt securities, the fund's investment in government, government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. The fund may have limited recourse in the event of default on such debt instruments.

Emerging Markets Debt Fund's investments in debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued by: (i) banks located in emerging market countries or by branches of emerging market country banks located outside such country; or (ii) companies organized under the laws of an emerging market country.

Equity Investments. Emerging Markets Debt Fund may invest up to 10% of its total assets in common stock, convertible securities, warrants or other equity securities when consistent with the fund's objective. The fund will generally, but not exclusively, hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SaBAM, such purchase is appropriate.

Other Investments. In order to maintain liquidity, Emerging Markets Debt Fund may hold and/or invest up to 20% of its total assets in cash and/or U.S. dollar denominated debt securities including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ('supranational entities'); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated 'Prime-1' or 'A' or better by Moody's or 'A-1' or 'A' or better by S&P or, if unrated, of comparable quality as determined by SaBAM; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and
(4) repurchase agreements (as discussed below) with respect to securities in which the fund may invest.

HIGH YIELD BOND FUND

General. High Yield Bond Fund's investment objective is to maximize total return. The fund intends to invest, under normal market conditions, at least 80% of its total assets in non-investment grade fixed-income securities, (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and other obligations and preferred stock). The lower-rated bonds in which the fund will invest are commonly referred to as 'junk bonds.' If the fund were to change its investment policy as to investing in 80% of its assets in high yield fixed-income securities and related instruments, the fund's policy is to notify shareholders at least 60 days prior to implementing the change.

The debt obligations in which the fund will invest generally will be rated, at the time of investment, 'Ba' or 'B' or lower by Moody's Investors Service ('Moody's') or 'BB' or 'B' or lower by Standard & Poor's Ratings Group ('S&P'), or determined by SaBAM to be of comparable quality. Debt securities rated by both Moody's and S&P need only satisfy the foregoing ratings standards with respect to either the Moody's or the S&P rating. The fund is not required to dispose of a debt security if its credit rating or credit quality declines. Medium and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. Certain of the debt securities purchased by the fund may be rated as low as 'C' by Moody's or 'D' by S&P or may be considered comparable to securities having such ratings. An investment in High Yield Bond Fund should not be considered as a complete investment program.

High Yield Bond Fund will be free to invest in high yield debt securities of any maturity and may adjust the average maturity of the fund's portfolio from time to time, depending on SaBAM's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

Foreign Securities. High Yield Bond Fund may invest up to 10% of its total assets in securities of foreign issuers and up to 5% of its total assets in foreign governmental issuers in any one country. The foreign securities in which High Yield Bond Fund may invest, all or a portion of which may be non-U.S. dollar denominated, include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds;
(b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; and (e) U.S. corporate issuers. There is no minimum rating criteria for the fund's investments in such securities.

Equity Investments. High Yield Bond Fund may invest up to 10% of its total assets in either: (1) equipment lease certificates, equipment trust certificates and conditional sales contracts; or (2) limited partnership interests. The fund may invest up to 100% of its total assets in preferred stock. The fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SaBAM, such purchase is appropriate.

Other Investments. In order to maintain liquidity, the fund may hold and/or invest up to 20% of its total assets in cash and/or U.S. dollar denominated debt securities including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ('supranational entities'); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated 'Prime-1' or 'A' or better by Moody's or 'A-1' or 'A' or better by S&P or, if unrated, of comparable quality as determined by SaBAM;
(3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and (4) repurchase agreements.

MONEY MARKET FUND

General. Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The fund will limit its portfolio investments to securities that are determined by SaBAM to present minimal credit risks pursuant to guidelines established by the fund's Board of Directors and which are 'Eligible Securities' at the time of acquisition by the fund. The term 'Eligible Securities' includes:
(i) securities rated in one of the two highest short-term rating categories by:
(a) any two nationally recognized statistical rating organizations ('NRSROs') that have issued a rating with respect to a security or class of debt obligations of an issuer; or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the fund acquires the security (together, 'Requisite NRSROs'), (ii) securities of issuers that have received such ratings with respect to other short-term debt securities comparable in priority and security and (iii) comparable unrated securities. The fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ('Second Tier Securities') and may not invest more than the greater of 1% of its total assets or $1 million in the Second Tier Securities of any one issuer.

Money Market Fund may also invest in the following types of securities:

Repurchase Agreements             Floating and Variable Rate Securities
U.S. Government Securities        Variable Amount Master Demand Notes
Bank Obligations                  Asset-Backed Securities
Corporate Debt                    Municipal Obligations


                        ADDITIONAL INVESTMENT ACTIVITIES


FIXED INCOME SECURITIES




ASSET-BACKED SECURITIES (EACH FUND)



Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.



BANK OBLIGATIONS (EACH FUND)



Bank obligations that may be purchased by a fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.



Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations.



BRADY BONDS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)



Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the 'Brady Plan'). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.



Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments;
(iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the 'residual risk').



Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.



FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES (EACH FUND)



A fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.



FLOATING AND VARIABLE RATE INSTRUMENTS (EACH FUND)



Emerging Markets Debt Fund and High Yield Bond Fund may each invest in floating and variable rate obligations. Money Market Fund may invest in floating and variable rate instruments with stated maturities in excess of 397 days upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act, in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding 397 days.



Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. SaBAM or the applicable sub-adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.



Demand Instruments. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the funds are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each fund will nonetheless treat the instrument as 'readily marketable' for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as 'not readily marketable' for such purpose.



A fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a fund's custodian subject to a sub-custodian agreement approved by the fund between that bank and the fund's custodian.



LOAN PARTICIPATIONS AND ASSIGNMENTS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)



Emerging Markets Debt Fund and High Yield Bond Fund may invest in loan participations and assignments. The funds consider these investments to be investments in debt securities. Loan participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A fund will acquire loan participations only if the lender interpositioned between the fund and the borrower is determined by SaBAM to be creditworthy. When a fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.



MUNICIPAL OBLIGATIONS (MONEY MARKET FUND)



Money Market Fund may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which the fund may invest. Municipal obligations are debt securities, the interest from which is, in the opinion of bond counsel to their issuer, excluded from gross income for regular Federal income tax purposes. Municipal obligations include 'public purpose' obligations, which generate interest that is exempt from regular Federal income tax and for individual taxpayers, is not subject to the alternative minimum tax. Municipal obligations also include qualified 'private activity bonds' which generate interest that is exempt from regular Federal income tax but that is subject to the alternative minimum tax. Variations exist in the security of municipal obligations, both within a particular classification and between classifications.



RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS (RULE 144A) (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)



Emerging Markets Debt Fund and High Yield Bond Fund may each purchase certain restricted securities ('Rule 144A securities') for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933, as amended (the '1933 Act'). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.



One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A the Securities and Exchange Commission (the 'SEC') stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the Board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the Board retains sufficient oversight. The Board of Directors of Institutional Series Funds and Series Funds have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of a fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, each fund's Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. Each fund's Board of Directors periodically reviews fund purchases and sales of Rule 144A securities.



STRUCTURED INVESTMENTS (EMERGING MARKETS DEBT FUND)



Included among the issuers of emerging market country debt securities in which Emerging Markets Debt Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as Brady

Bonds, and the issuance by that entity of one or more classes of securities ('Structured Investments') backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which Emerging Markets Debt Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.



Emerging Markets Debt Fund is permitted to invest in a class of Structured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Although the fund's purchase of subordinated Structured Investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the fund's assets that may be used for borrowing. See 'Risk Factors.'



1940 Act Limitations. Certain issuers of Structured Investments may be deemed to be 'investment companies' as defined in the 1940 Act. As a result, the fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described under 'Other Investment Companies.' Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.



U.S. GOVERNMENT SECURITIES (EACH FUND)



Money Market Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities include obligations of several kinds. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. The fund will invest in such obligations only where SaBAM is satisfied that the credit risk with respect to the issuer is minimal.



VARIABLE AMOUNT MASTER DEMAND NOTES (MONEY MARKET FUND)



A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.



ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)



Emerging Markets Debt Fund and High Yield Bond Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities.



Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.


EQUITY INVESTMENTS

COMMON STOCK (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.




DERIVATIVES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)



A fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. 'Derivatives,' as used in the Prospectus and this SAI, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ('OTC') put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.



Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a fund's income or gain. A fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a fund to utilize derivatives successfully will depend on numerous factors including the investment manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a fund's portfolio securities.



Subject to the constraints described above, a fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and a fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent SaBAM determines that they are consistent with the applicable fund's investment objective and policies and applicable regulatory requirements. A fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.



A fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the Commodity Futures Trading Commission ('CFTC') thereunder and the federal income tax requirements applicable to regulated investment companies.



Currency Transactions. A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under 'Swaps, Caps, Floors and Collars.' A fund may enter into currency transactions only with Counterparties that the investment manager deems to be creditworthy.



A fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the fund's portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.



Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of the fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.



A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund's securities denominated in linked currencies.



Currency transactions are subject to risks different from other portfolio transactions, as discussed below under 'Risk Factors.' If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under 'Use of Segregated and Other Special Accounts.'



Futures Contracts. A fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). None of the funds is a commodity pool, and each fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and
(ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ('initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ('variation margin') may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund's securities. In addition, the value of a fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under 'Use of Segregated and Other Special Accounts.'



Interest Rate Futures Contracts. A fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. A fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a fund to maintain a defensive position without having to sell its portfolio securities.



Similarly, when the investment manager expects that interest rates may decline, a fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.



At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.



Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. A fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the obligations of the parties to the options.



In order to hedge against adverse market shifts or to increase income or gain, the funds may purchase put and call options or write 'covered' put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a fund may purchase put and call options and write 'covered' put and call options on stocks, stock indices and currencies. A fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is 'covered' if, so long as the fund is obligated as the writer of the option, it will own: (i) the underlying investment subject to the option;
(ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option is 'covered' if, to support its obligation to purchase the underlying investment if a put option that a fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account cash, cash equivalents, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same 'series' (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same 'class' (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.



In all cases except for certain options on interest rate futures contracts, by writing a call, a fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund's obligation as writer of the option continues. By writing a put, a fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund's obligation as writer of the option continues. Upon the exercise of a put option written by a fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund's acquisition cost of the investment.



In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.



In the case of certain options on interest rate futures contracts, a fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a fund will limit its opportunity to profit from a rise in interest rates.

A fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a fund choose to exercise an option, the fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.



Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.



OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.



OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'counterparties' and individually referred to as a 'counterparty') through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.



Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a fund and the amount of a fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.



If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund's income. Similarly, the sale of put options can also provide gains for a fund.



A fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be 'covered' (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by a fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.



A fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund's investment objective and the restrictions set forth herein.



A fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.



Options on Stocks and Stock Indices. A fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.



If the investment manager expects general stock market prices to rise, a fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.



Options on Currencies. A fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in 'Forward Currency Exchange Contracts.'



Options on Futures Contracts. A fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.



The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.



Interest Rate and Equity Swaps and Related Transactions. Emerging Markets Debt Fund and High Yield Debt Fund may each enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.



A fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian in accordance with procedures established by the Board of Directors. If a fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. A fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy.



The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The investment manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund's obligations with respect to the caps, floors or collars.

A fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.



CREDIT DEFAULT SWAPS. A fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a fund would be the buyer of a credit default swap contract. In that case, the fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would have spent the stream of payments and received no benefit from the contract. When the fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to investment exposure on the notional amount of the swap.



Indexed Securities. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.



Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund's investment objective.



Use of Segregated and Other Special Accounts. Use of many derivatives by a fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian in accordance with procedures established by the Board of Directors. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a fund will require the fund to segregate liquid securities equal to the exercise price. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund's obligations or to segregate liquid securities equal to the amount of the fund's obligations.



OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.



In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund's net obligation, if any.



Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. A fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.



OTHER INVESTMENT COMPANIES (EACH FUND)



Each fund may invest in unaffiliated investment funds which invest principally in securities in which that fund is authorized to invest. Under the 1940 Act, a fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the fund's total assets may be invested in the securities of any one investment company and a fund may not purchase more than 3% of the outstanding voting stock of such investment company. The Money Market Fund will only invest in other money market funds which are subject to the requirements of Rule 2a-7 under the 1940 Act and which are considered to present minimal credit risks. To the extent a fund invests in other investment funds, the fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The funds do not intend to invest in such vehicles or funds unless the investment manager determines that the potential benefits of such investment justify the payment of any applicable premiums.



PREFERRED STOCK (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)



Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.



WARRANTS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)



Emerging Markets Debt Fund and High Yield Bond Fund may each invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.


OTHER PRACTICES




LOANS OF PORTFOLIO SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND
FUND)



Emerging Markets Debt Fund and High Yield Bond Fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the fund at any time. A fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to a fund's shareholders and only in accordance with applicable rules and regulations.

Valuation of Securities. The value of securities loaned will be marked to market daily. Any securities that a fund may receive as collateral will not become a part of its portfolio at the time of the loan. In the event of a default by the borrower, the fund will, if permitted by law, dispose of such collateral except that the fund may retain any such part thereof that is a security in which the fund is permitted to invest. The fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by a fund may be invested in securities in which the fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation. Voting rights may pass with the lending of portfolio securities. Loans of securities by a fund will be subject to termination at the fund's or the borrower's option. A fund may pay administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.


REPURCHASE AGREEMENTS (EACH FUND)

Each fund may enter into repurchase agreements for cash management purposes. Money Market Fund may also enter into repurchase agreements with terms less than 397 days. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. Each fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions which, in the investment manager's determination based on guidelines established by each fund's Board of Directors, are deemed creditworthy. The investment manager monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a fund has purchased has decreased, the fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

REVERSE REPURCHASE AGREEMENTS (HIGH YIELD BOND FUND AND EMERGING MARKETS DEBT
FUND)

High Yield Bond Fund and Emerging Markets Debt Fund may enter into 'reverse' repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a fund.

                                  RISK FACTORS




ASSET-BACKED SECURITIES (EACH FUND)



Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.



BANK OBLIGATIONS (EACH FUND)



Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.



BORROWING (EACH FUND)



Each of the funds may borrow in certain limited circumstances. See 'Investment Limitations.' Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund's shares and in the return on the fund's portfolio. Although the principal of any borrowing will be fixed, a fund's assets may change in value during the time the borrowing is outstanding. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect SaBAM's strategy. Furthermore, if a fund were to engage in borrowing, an increase in interest rates could reduce the value of the fund's shares by increasing the fund's interest expense.



BRADY BONDS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)



Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.



DERIVATIVES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)



General. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce a fund's net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a fund's use of derivatives may be limited by certain provisions of the Code. See 'Taxes.'



Currency Transactions. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.



Futures Contracts. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund could create the possibility that losses on the derivative will be greater than gains in the value of the fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A fund might not be able to close out certain positions without incurring substantial losses. To the extent a fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.



Options. Use of put and call options could result in losses to a fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause a fund to hold a security it might otherwise sell or sell a security it might otherwise hold.



A fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.



Interest Rate and Equity Swaps and Related Transactions. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.



As is the case with futures and options strategies, the effective use of swaps and related transactions by a fund may depend, among other things, on a fund's ability to terminate the transactions at times when SaBAM deems it desirable to do so. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, a fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.



The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.



There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a fund may depend, among other things, on the fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a fund and counterparties to the transactions, the fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a fund's risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. A fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.



Credit Default Swaps. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.



Indexed Securities. Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.



Losses resulting from the use of derivatives will reduce a fund's net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.



Risks of Derivatives Outside the United States. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.



FIXED-INCOME SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)



Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the Emerging Markets Debt Fund and High Yield Bond Fund will invest primarily in fixed-income securities, the net asset value of these funds' shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.



Call or Buy-Back Features. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call option' and redeems the security during a time of declining interest rates, a fund may realize a capital loss on its investment if the security was purchased at a premium and a fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund.



FOREIGN SECURITIES (EACH FUND)



General. Investors should recognize that investing in the securities of foreign issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.



Emerging Market Countries. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and a fund, as well as the value of securities in the fund.



Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a fund. In addition, if a deterioration occurs in an emerging market country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.



Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a fund and may have an adverse impact on the investment performance of a fund.



There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.



With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.



Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a fund's income which may reduce the net return on foreign investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.



In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of such obligations.



The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund. For example, the fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the fund may be denied certain of its rights as an investor.



Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.



Securities Related Activities. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a fund's investments in certain foreign banks and other financial institutions.



Foreign Subcustodians. Rules adopted under the 1940 Act permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.



Certain banks in foreign countries may not be eligible sub-custodians for a fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.



Credit Rating. The securities in which Emerging Markets Debt Fund will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization and generally the fund's investments are expected to be in the lower and lowest rating categories of internationally recognized credit rating organizations or of comparable quality. Such securities, commonly referred to as 'junk bonds,' involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in Emerging Markets Debt Fund should not be considered as a complete investment program for all investors. Moreover, substantial investments in foreign securities may have adverse tax implications as described under 'Taxes.'



In light of the risks associated with high yield corporate and sovereign debt securities, SaBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. SaBAM will also review the ratings, if any, assigned to the security by any recognized rating organizations, although SaBAM's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, SaBAM will evaluate the relative value of an investment compared with its perceived credit risk. In selecting securities for Emerging Markets Debt Fund, SaBAM intends to consider the correlation among securities represented in the fund's portfolio in an attempt to reduce the risk of exposure to market, industry and issuer volatility. The fund's ability to achieve its investment objective may be more dependent on SaBAM's credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody's and S&P is set forth in Appendix A.



HIGH YIELD CORPORATE SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND
FUND)



While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.



The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.



High yield corporate securities in which a fund may invest will generally be unsecured. Most of the debt securities will bear interest at fixed rates but a fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).



HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)



Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose a fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuing government's policy towards the International Monetary Fund, the World Bank and other international agencies.



The ability of a foreign sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issues in emerging market countries.



As a result of the foregoing or other factors, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.



HIGH YIELD SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)



High Yield Bond Fund and Emerging Markets Debt Fund may invest without limitation in high yield securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or are in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a fund with a commensurate effect on the value of the fund's shares.



Changes in Credit Ratings. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.



Liquidity. The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments at fair value, may adversely affect the fund's net asset value per share and may limit the ability of such a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. The secondary markets for high yield securities may contract due to adverse economic conditions or for other reasons relating to or independent of any specific adverse changes in the condition of a particular issuer and, as a result, certain liquid securities in a fund's portfolio may become illiquid and the proportion of the fund's assets invested in illiquid securities may significantly increase.



Legislative and Regulatory Developments. Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.



LOAN PARTICIPATIONS AND ASSIGNMENTS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)



A fund may have difficulty disposing of assignments and loan participations. In certain cases the market for such instruments is not highly liquid, and therefore the funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a fund's ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.



The Board of Directors of Institutional Series Funds (the 'Board of Directors') has adopted policies and procedures for High Yield Bond Fund and Emerging Markets Debt Fund to determine whether assignments and loan participations purchased by such funds are liquid or illiquid for purposes of a fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to SaBAM the determination as to whether a particular loan participation or assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the loan participation or assignment and the time needed to dispose of it, and the contractual provisions of the relevant documentation. The Board of Directors periodically reviews purchases and sales of assignments and loan participations. In valuing a loan participation or assignment held by a fund for which a secondary trading market exists, the fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a fund's loan participations and assignments will be valued in accordance with procedures adopted by the Board of Directors, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender;
(ii) the current interest rate, period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.



To the extent that liquid assignments and loan participations that a fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of a fund's assets invested in illiquid assets would increase. SaBAM, under the supervision of the Board of Directors, monitors fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable a fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.



LOANS OF PORTFOLIO SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND
FUND)



In the event of the bankruptcy of the other party to a securities loan, a fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a fund lent has increased, the fund could experience a loss. Any securities that a fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the fund will, if permitted by law, dispose of such collateral except that the fund may retain any such part thereof that is a security in which the fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation.



NON-DIVERSIFICATION (EMERGING MARKETS DEBT FUND)



Emerging Markets Debt Fund is classified as a 'non-diversified' fund under the 1940 Act, which means that the fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. To the extent the fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a more diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.



RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS (EACH FUND)



Each fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a fund were to acquire substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to a fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. Certain funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. A fund's holdings of Rule 144A securities which are liquid securities will not be subject to the fund's applicable limitation on investments in illiquid securities. Rule 144A is a relatively recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a fund's portfolio. SaBAM, under the supervision of the Board of Directors, is responsible for monitoring the liquidity of Rule 144A securities. The Board of Directors periodically reviews the funds' purchases and sales of such Rule 144A securities.



ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)



Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of a fund's 15% limitation on investments in illiquid securities discussed below.



Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


                             INVESTMENT LIMITATIONS


Except for: (i) the investment limitations set forth below which are indicated as fundamental policies; and (ii) each fund's investment objective as described in the Prospectus, the other policies and percentage limitations referred to in this SAI and the Prospectus are not fundamental policies of the funds and may be changed by vote of each Company's Board of Directors without shareholder approval. The investment restrictions which are fundamental policies may be changed only when approved by the holders of a majority of a fund's outstanding voting securities, which, as defined by the 1940 Act, means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares.

If a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage ownership resulting from changing market values or similar type of event will not be considered a violation of such restriction.

MONEY MARKET FUND

Money Market Fund may not:

    (1) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the fund may be invested without regard to this limitation;

    (2) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations;


    (3) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);


    (4) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (3) above;

    (5) invest more than 10% of the value of its net assets in securities which are illiquid;

    (6) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the fund's shareholders), provided that the fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the fund does not: (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

    (7) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

    (8) sell securities short;

    (9) purchase or sell commodities or commodity contracts, including futures contracts;

    (10) invest for the purpose of exercising control over management of any company;

    (11) make loans, except that the fund may (a) purchase and hold debt instruments in accordance with its investment objective and policies and (b) enter into repurchase agreements with respect to portfolio securities;

    (12) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the fund's investment program may be deemed to be an underwriting;

    (13) purchase real estate or real estate limited partnership interests (other than securities issued by companies that invest in real estate or interests therein);

    (14) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

    (15) purchase warrants; or

    (16) issue senior securities except as permitted by the 1940 Act.

Each of the above restrictions is a fundamental policy of Money Market Fund. For the purpose of applying the above percentage restrictions and the percentage investment limitations set forth in the Prospectus to receivables-backed obligations, the special purpose entity issuing the receivables-backed obligations and/or one or more of the issuers of the underlying receivables will be considered an issuer in accordance with applicable regulations.

With respect to investment limitation (1), the fund intends (as a matter of non-fundamental policy) to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) to not more than 5% of the fund's total assets at the time of purchase, provided that the fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days provided such issuer meets certain credit quality requirements of the 1940 Act.

EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND

The High Yield Bond Fund and Emerging Markets Debt Fund may not:

    (1) With respect to High Yield Bond Fund only, invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the fund may be invested without regard to this limitation, so long as no more than 25% of its total assets are invested in the securities of any one issuer;

    (2) borrow money, except for temporary or emergency purposes and then not in excess of 5% of the value of the total assets of the applicable fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (neither fund will purchase additional securities at any time its borrowings exceed 5% of total assets); or

    (3) invest more than 25% of the total assets of each fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a fund).

    (4) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a fund's investment program may be deemed to be an underwriting;

    (5) purchase or sell real estate, although a fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

    (6) purchase or sell commodities or commodity contracts except that a fund may engage in derivative transactions to the extent permitted by its investment policies as such policies are set forth from time to time in the Prospectus and this SAI;

    (7) make loans, except that: (a) a fund may purchase and hold debt securities in accordance with its investment objective and policies; (b) a fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies;
    (c) a fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities; and
    (d) delays in the settlement of securities transactions will not be considered loans;

    (8) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

    (9) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

    (10) sell securities short; provided that short positions in a futures contract or forward contract are permitted;

    (11) purchase or retain any securities of an issuer if one or more persons affiliated with a fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

    (12) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit a fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

    (13) with respect to the High Yield Bond fund only, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of its total assets;

    (14) invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

    (15) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;

    (16) invest in warrants (other than warrants acquired by a fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the fund's net assets or if, as a result, more than 2% of the fund's net assets would be invested in warrants that are not listed on AMEX or NYSE; or

    (17) issue senior securities except as permitted by the 1940 Act.

Investment restrictions (1) through (9) described above are fundamental policies and restrictions (10) through (17) are non-fundamental policies of Emerging Market Debt Fund and High Yield Bond Fund.

For purposes of investment limitations (1) and (3) above, both the borrower under a loan and the lender selling a participation will be considered an 'issuer.'

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market instruments and other short-term instruments. These investments may result in a lower yield than would be available from lower quality or longer term investments. To the extent either fund assumes a defensive position, it will not be pursuing its investment objective.

                               PORTFOLIO TURNOVER


Purchases and sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. Each fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each fund's portfolio turnover rate may vary from year to year, as well as within a year. A fund's distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a fund. See 'Portfolio Transactions' in this SAI. See the table under 'Financial Highlights' in the prospectus for the funds' portfolio turnover rates.


For reporting purposes, a fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the investment manager deem it advisable to purchase or sell securities.

With respect to Money Market Fund, SaBAM seeks to enhance the fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. Money Market Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with SaBAM's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but SaBAM will consider such an event in determining whether the fund should continue to hold the security. The policy of the Money Market Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the fund in the form of dealer spreads. See 'Portfolio Transactions.'

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The funds' Board of Directors has approved policies and procedures developed by Citigroup Asset Management ('CAM'), the Citigroup business unit that includes the funds' investment manager, with respect to the disclosure of each fund's portfolio securities and any ongoing arrangements to make available information about each fund's portfolio securities. The policy requires that disclosure of information about each fund's portfolio holdings be in the best interest of the fund's shareholders, and that any conflicts of interest between the interests of the fund's shareholders and those of SBAM or CGM or their affiliates, be addressed in a manner that places the interest of fund shareholders first. The policy provides that information regarding each fund's portfolio holdings may never be shared with non-CAM employees, with investors and potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy. CAM's policy generally provides for the release of details of securities positions once they are considered 'stale.' Data is considered stale once it is 25 calendar days old following quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by any fund that has not been fully reflected by the market.

Each fund's complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees no sooner than the time of the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end.

Subject to the provisions relating to 'ongoing arrangements,' each fund's respective holdings may also be released with simultaneous public disclosure at least 25 days after quarter end. Typically, simultaneous public disclosure is achieved by posting the information to a CAM or a fund Internet website that is accessible by the public, or through public release by a third party vendor. For the purposes of the policy, the term 'ongoing arrangement' is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information following the filing of Form N-Q or Form N-CSR.

CAM may release limited portfolio holdings information that is not yet considered stale in the following circumstances, subject to the provisions relating to 'ongoing arrangements':

   1. A fund's top ten securities, current as of quarter-end, and the individual size of each such security position may be released at any time following quarter end with simultaneous public disclosure.

   2. A fund's (i) top ten securities positions (including the aggregate but not individual size of such positions), (ii) sector weightings and (iii) a fund's performance attribution (e.g., analysis of a fund's outperformance or underperformance of its benchmark based on its portfolio holdings) may be released at any time with simultaneous public disclosure.

   3. A list of securities (that may include fund holdings together with other securities) followed by a fund's portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

   4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of the fund and neither the fund, CAM or any other affiliated party may receive compensation or any other consideration in connection with such arrangements.

The approval of each fund's Chief Compliance Officer or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Exceptions are granted only after a thorough examination and consultation with CAM's legal department, as necessary. Any exceptions to the policies must be reported to the appropriate fund's Board at its next regularly scheduled meeting. All ongoing arrangements to make available information about a fund's portfolio securities will be reviewed by a fund's Board no less frequently than quarterly.

None of the funds currently post their portfolio holdings on a website, or otherwise disclose its portfolio holdings, other than in required regulatory filings and reports, but may in the future do so.


Set forth below are charts showing those parties with whom CAM, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.



As of April 1, 2005, each of the funds described in this Statement of Additional Information releases its portfolio holdings to the following recipients:



                RECIPIENT                   FREQUENCY         DELAY BEFORE DISSEMINATION
                ---------                   ---------         --------------------------
State Street Bank & Trust Co. ...........  Daily         None
  (Fund Custodian and Accounting Agent)
Institutional Shareholders ..............  As necessary  None
  Services, (Proxy Voting Services)
Bloomberg................................  Quarterly     25 Calendar days after Quarter End
Lipper...................................  Quarterly     25 Calendar days after Quarter End
S&P......................................  Quarterly*    25 Calendar days after Quarter End*
Morningstar..............................  Quarterly     25 Calendar days after Quarter End
Vestek...................................  Daily         None
Factset..................................  Daily         None



---------
* For Salomon Brothers Institutional Money Market Fund, the frequency of the release to this recipient is weekly and there is no delay in the release of the information.

As of April 1, 2005, each of the funds described in this Statement of Additional Information, except if otherwise noted below, may also release its portfolio holdings to the following recipients:



Baseline.....................................  Daily                 None
Frank Russell................................  Monthly               1 Day
Callan.......................................  Quarterly             25 Days after Quarter End
Mercer.......................................  Quarterly             25 Days after Quarter End
EVestment Alliance...........................  Quarterly             25 Days after Quarter End
CRA RogersCasey..............................  Quarterly             25 Days after Quarter End
Cambridge Associates.........................  Quarterly             25 Days after Quarter End
Marco Consulting.............................  Quarterly             25 Days after Quarter End
Wilshire.....................................  Quarterly             25 Days after Quarter End
Moodys*......................................  Weekly                None
Informa Investment Services (Efron)..........  Quarterly             25 Days after Quarter End
CheckFree (Mobius)...........................  Quarterly             25 Days after Quarter End
Nelsons Information..........................  Quarterly             25 Days after Quarter End
Investors Tools..............................  Daily                 None
Advent.......................................  Daily                 None
BARRA........................................  Daily                 None
Plexus.......................................  Quarterly             Sent the 1-3 business day
                                                                     following the end of a Quarter
Elkins/McSherry..............................  Quarterly (Calendar)  Sent the first business day following the end of a Quarter
Quantitative Services Group..................  Daily                 None



---------
* For Salomon Brothers Institutional Money Market Fund only.



                             PORTFOLIO TRANSACTIONS


Subject to policy established by each fund's Board of Directors, the investment manager is primarily responsible for each fund's portfolio decisions and the placing of the fund's portfolio transactions.


Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

The general policy of each fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the investment manager generally seeks the best price in placing its orders, a fund may not necessarily be paying the lowest price available. The purchase by a fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Notwithstanding the above, in compliance with Section 28(e) of the 1934 Act, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the investment manager by brokers who effect securities transactions for a fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a fund. Not all of these research services are used by the investment manager in managing any particular account, including the funds.

Affiliated persons of a fund, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for such fund. Subject to the considerations discussed above and in accordance with procedures adopted by each Company's Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for a fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

Under the 1940 Act, persons affiliated with a fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, a fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates (including Citigroup Global Markets
Inc) is a member under certain conditions, in accordance with the provisions of Rule 10f-3 promulgated under the 1940 Act. The Board of each fund has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

                  PURCHASE, REDEMPTION AND EXCHANGE OF SHARES


General. PFPC Inc. ('PFPC'), the funds' transfer agent, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of fund distributions.


PFPC will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

PURCHASE OF SHARES

Purchase Procedures. There is no front-end sales charge or contingent-deferred sales charge imposed on purchases of fund shares. Under certain circumstances, certain broker/dealers may impose transaction fees on the purchase and/or sale of shares. The minimum initial investment in the Money Market Fund is $250,000 and the minimum investment in the other funds is $1,000,000. Subsequent purchases may be made in any amount.

Subsequent investments may be made at any time by mailing a check to the funds' transfer agent and dividend disbursing agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the fund's account number on the check. Purchases of fund shares (initial or subsequent) may not be made by third party check.

Shares of each fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Shares certificates will not be issued. Share purchase orders are effective on the date the fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for any fund other than the Money Market Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call (800) 446-1013 to inform the transfer agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the transfer agent, and, in either case, federal funds must be received by the transfer agent, on behalf of the fund. If federal funds are received by the transfer agent that same day, the order will be effective on that day. If a fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m., or if federal funds are not received by the transfer agent, such purchase order shall be executed as of the date that federal funds are actually received.

Purchase orders for shares of the Money Market Fund placed by 12:00 noon (Eastern time) on any business day will be executed and begin to earn dividends that same day if payment is received in or converted into federal funds by 12:00 noon (Eastern time) that day. Purchase orders received after 12:00 noon (Eastern time) or for which payment is received in or converted into federal funds after 12:00 noon (Eastern time) will be executed and begin to earn dividends on the following business day.

Payment in Securities. In addition to cash, the funds may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that a fund would not accept securities with a value of less than $100,000 per issue as payment for shares. A fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. A fund will value accepted securities in the same manner as it values its portfolio securities in determining a fund's share price. A fund will only accept securities which are delivered in proper form. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from SaBAM.

The price of the funds shares and the valuation of fund assets are discussed in 'Net Asset Value.'

REDEMPTION OF SHARES

If the Board of Directors of Institutional Series Funds or Series Funds determines that it is in the best interests of the remaining shareholders of a fund, the fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board of Directors may deem fair and equitable. However, each fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, a fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. A fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. Each fund will redeem all full and fractional shares of the fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The funds do not charge a redemption fee. The value of shares at the time of redemption may be more or less than the shareholder's cost.

For the convenience of shareholders, each fund has established different redemption procedures. No redemption requests will be processed until the fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

Redemption By Mail. Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered. Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record. The transfer agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ('STAMP') and the Stock Exchanges Medallion Program. Shareholders with any questions regarding signature-guarantees should contact the transfer agent.

In certain instances, the transfer agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption By Wire. If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the Account Application Form) must provide PFPC with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder's account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the transfer agent with written instructions signature guaranteed as described above.

Telephone Redemption. A shareholder may request redemption by calling the transfer agent at (800) 446-1013. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under 'Redemption by Wire.' The check will be made only payable to the registered shareholder and sent to the address of record on file with the transfer agent. Each fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the funds. Neither the funds nor the transfer agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. Each fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each fund and/or the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. Each fund may require personal identification codes.

Small Accounts. Each fund reserves the right, upon not less than 30 days' written notice, to redeem shares in an account which has a value of $10,000 or less, if the reduction in value is the result of shareholder redemptions or transfers and not as a result of a decline in the net asset value. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

EXCHANGE OF SHARES

Shareholders may exchange all or part of their shares for shares of other funds in the Salomon Brothers Institutional Investment Series. The value of the shares exchanged must meet the investment minimum of the fund into which the investor is exchanging.

Each fund reserves the right to refuse a telephone request for exchange if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by a fund. None of the funds, the transfer agent nor the funds' distributor will be liable for following exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The funds, the transfer agent and the funds' distributor may employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The funds, the transfer agent and the funds' distributor may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. When requesting an exchange by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.

The exchange privilege enables shareholders of a fund to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the fund being acquired at a price equal to the then current net asset value of such shares.

All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

Exercise of the exchange privilege is treated as a taxable disposition of the shares surrendered in the exchange and purchase of the shares received for federal income tax purposes. The price of the shares of the fund into which shares are exchanged will be the new cost basis for tax purposes.

Additional Information Regarding Exchanges. The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. Accordingly, if a fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Salomon Brothers Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, a fund will take no other action with respect to the shares until it receives further instructions from the investor. The policy on excessive trading applies to investors who invest in a fund directly or through service agents.

During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed. Call or write the applicable fund for further details.

                             DIRECTORS AND OFFICERS

The business and affairs of each fund are managed under the direction of its Board of Directors. The Board of Directors approves all significant agreements between a fund and the persons or companies that furnish services to the fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The day-to-day operations of the fund are delegated to the fund's investment manager and administrator.


The name, address, age, principal occupations for the past five years of the Directors and officers of the Institutional Series Funds and the Series Funds are listed below, along with the number of portfolios in the fund complex overseen by and the other directorships held by each Director. Certain of the Directors and officers are also directors and officers of one or more other investment companies for which SaBAM acts as investment manager. 'Interested Directors' of the funds (as defined in the 1940 Act) are indicated by a double asterisk.



                                                                                         NUMBER
                                                                                           OF
                                                                                       INVESTMENT
                                                                                       COMPANIES
                                                  TERM OF                               IN FUND
                                                 OFFICE AND                             COMPLEX
                                                 LENGTH OF                              OVERSEEN         OTHER
                          POSITION(S) HELD WITH     TIME     PRINCIPAL OCCUPATION(S)       BY      DIRECTORSHIPS HELD
 NAME, ADDRESS, AND AGE           FUND            SERVED*      DURING PAST 5 YEARS      DIRECTOR      BY DIRECTOR
 ----------------------           ----            -------      -------------------      --------      -----------
 INDEPENDENT DIRECTORS
Carol L. Colman ........      Director              Since    President, Colman            37            None
Colman Consulting Co.                                1996    Consulting Co.
278 Hawley Road
North Salem, NY 10560
Birth year: 1946

Daniel P. Cronin .......      Director              Since    Formerly, Associate          34            None
24 Woodlawn Avenue                                   1996    General Counsel,
New Rochelle, NY 10804                                       Pfizer, Inc.
Birth year: 1946
Leslie H. Gelb .........      Director              Since    President Emeritus and       34      Director of two
150 East 69th Street                                 2002    Senior Board Fellow, The             registered
New York, NY 10021                                           Council on Foreign                   investment
Birth year: 1937                                             Relations; formerly,                 companies
                                                             Columnist, Deputy                    advised by
                                                             Editorial Page Editor,               Advantage
                                                             Op-Ed Page,                          Advisers, Inc.
                                                             The New York Times                   ('Advantage')

William R. Hutchinson...      Director              Since    President, W.R.              44      Director,
535 N. Michigan Avenue                               2003    Hutchinson & Associates              Associated
Suite 1012                                                   Inc.; formerly, Group                Banc-Corp.
Chicago, IL 60611                                            Vice President, Mergers
Birth year: 1942                                             and Acquisitions,
                                                             BP AMOCO

Riordan Roett ..........      Director              Since    Professor and Director,      34      None
The Johns Hopkins                                    2002    Latin America Studies
University                                                   Program, Paul H. Nitze
1740 Massachusetts                                           School of Advanced
Avenue NW                                                    International Studies,
Washington, D.C. 20036                                       The Johns Hopkins
Birth year: 1938                                             University

Jeswald W. Salacuse ....      Director              Since    Henry J. Braker              34      Director of two
Tufts University --                                  2002    Professor of Commercial              registered
The Fletcher School                                          Law, and formerly Dean,              investment
of Law & Diplomacy                                           The Fletcher School                  companies
160 Packard Avenue                                           of Law & Diplomacy,                  advised by
Medford, MA 02155                                            Tufts University;                    Advantage
Birth year: 1938


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                                       43

(table continued from previous page)


                                                                                         NUMBER
                                                                                           OF
                                                                                       INVESTMENT
                                                                                       COMPANIES
                                                  TERM OF                               IN FUND
                                                 OFFICE AND                             COMPLEX
                                                 LENGTH OF                              OVERSEEN         OTHER
                          POSITION(S) HELD WITH     TIME     PRINCIPAL OCCUPATION(S)       BY      DIRECTORSHIPS HELD
 NAME, ADDRESS, AND AGE           FUND            SERVED*      DURING PAST 5 YEARS      DIRECTOR      BY DIRECTOR
 ----------------------           ----            -------      -------------------      --------      -----------
 INTERESTED DIRECTORS
R. Jay Gerken, CFA **     Chairman, Chief        Since 2002  Managing Director of         219            None
Citigroup Asset           Executive Officer,                 Citigroup Global Markets
Management, ('CAM')       and President                      ('CGM'); Chairman,
399 Park Avenue                                              President and Chief
4th Floor                                                    Executive Officer of
New York, NY 10022                                           Smith Barney Fund
Birth year: 1951                                             Management LLC ('SBFM');
                                                             Travelers Investment
                                                             Adviser, Inc and
                                                             CitiFund Management
                                                             Inc.; ('CFM'); Executive
                                                             Officer of certain
                                                             mutual funds associated
                                                             with Citigroup Inc.
                                                             ('Citigroup'); Formerly,
                                                             portfolio manager of
                                                             Smith Barney Allocation
                                                             Series Inc. (1996 -2001)
                                                             and Smith Barney Growth
                                                             and Income Fund
                                                             (1996 - 2000)

        OFFICERS
Robert E. Amodeo .......  Executive Vice         Since 1992  Managing Director (since     N/A             N/A
CAM                       President                          2002) and Director
399 Park Avenue,                                             (1999-2002) of SaBAM and
4th Floor                                                    CGM; officer of certain
New York, NY 10022                                           mutual funds associated
Birth year: 1964                                             with Citigroup

Charles K. Bardes ......  Executive Vice         Since 1998  Vice President of SaBAM      N/A             N/A
CAM                       President (Series                  since 1997; officer of
399 Park Avenue,          Funds Only)                        certain mutual funds
4th Floor                                                    associated with
New York, NY 10022                                           Citigroup
Birth year: 1959

Andrew Beagley .........  Chief Anti-            Since 2002  Director, CGM (since         N/A             N/A
CAM                       Money                              2000); Director of
399 Park Avenue,          Laundering Compliance              Compliance, North
4th Floor                 Officer                            America, CAM (since
New York, NY 10022                                           2000); Chief Compliance
Birth year: 1962          Chief                  Since 2004  Officer and Chief
                          Compliance Officer                 Compliance Officer of
                                                             certain mutual funds
                                                             associated with
                                                             Citigroup; Director of
                                                             Compliance, Europe, the
                                                             Middle East and Africa,
                                                             CAM (1999-2000);
                                                             Compliance Officer,
                                                             Salomon Brothers Asset
                                                             Management Limited,
                                                             Smith Barney Global
                                                             Capital Management Inc.


                                                  (table continued on next page)

(table continued from previous page)


                                                                                         NUMBER
                                                                                           OF
                                                                                       INVESTMENT
                                                                                       COMPANIES
                                                  TERM OF                               IN FUND
                                                 OFFICE AND                             COMPLEX
                                                 LENGTH OF                              OVERSEEN         OTHER
                          POSITION(S) HELD WITH     TIME     PRINCIPAL OCCUPATION(S)       BY      DIRECTORSHIPS HELD
 NAME, ADDRESS, AND AGE           FUND            SERVED*      DURING PAST 5 YEARS      DIRECTOR      BY DIRECTOR
 ----------------------           ----            -------      -------------------      --------      -----------
James E. Craige, CFA ...  Executive Vice         Since 1995  Managing Director of         N/A             N/A
CAM                       President                          SaBAM; officer of
399 Park Avenue,                                             certain mutual funds
4th Floor                                                    associated with
New York, NY 10022                                           Citigroup
Birth year: 1967

Thomas A. Croak ........  Executive Vice         Since 1998  Vice President of SaBAM      N/A             N/A
CAM                       President (Series                  since 1995; officer of
399 Park Avenue,          Funds Only)                        certain mutual funds
4th Floor                                                    associated with
New York, NY 10022                                           Citigroup
Birth year: 1961

Robert Feitler, Jr.  ...  Executive Vice         Since 2004  Managing Director of         N/A             N/A
CAM                       President (Series                  SaBAM; officer of
399 Park Avenue,          Funds Only)                        certain mutual funds
4th Floor                                                    associated with
New York, NY 10022                                           Citigroup
Birth year: 1950

Thomas K. Flanagan,
CFA ....................  Executive Vice         Since 1995  Managing Director of         N/A             N/A
CAM                       President                          SaBAM; officer of
399 Park Avenue,                                             certain mutual funds
4th Floor                                                    associated with
New York, NY 10022                                           Citigroup
Birth year: 1953

Robert I. Frenkel ......  Secretary & Chief      Since 2003  Managing Director and        N/A             N/A
CAM                       Legal Officer                      General Counsel of
300 First Stamford Place                                     Global Mutual Funds for
Stamford, CT 06902                                           CAM and its predecessor
Birth year: 1954                                             (since 1994); Secretary
                                                             of CFM; Secretary and
                                                             Chief Legal Officer of
                                                             mutual funds associated
                                                             with Citigroup

Vincent Gao ............  Executive Vice         Since 2004  Director of SaBAM;           N/A             N/A
CAM                       President                          officer of certain
399 Park Avenue,                                             mutual funds associated
4th Floor                                                    with Citigroup
New York, NY 10022
Birth year: 1974

John G. Goode ..........  Executive Vice         Since 2002  Managing Director of         N/A             N/A
CAM                       President                          SaBAM; officer of
One Sansonne Street,                                         certain mutual funds
36th Floor                                                   associated with
San Francisco, CA 94104                                      Citigroup
Birth year: 1944

Frances M. Guggino .....  Chief Financial        Since 2004  Vice President of CGM;       N/A             N/A
CAM                       Officer and                        Chief Financial Officer
125 Broad Street,         Treasurer                          and Treasurer of certain
10th Floor                                                   mutual funds associated
New York, NY 10004                                           with Citigroup;
Birth year: 1957                                             Controller of certain
                                                             mutual funds associated
                                                             with Citigroup (1999-
                                                             2004)


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                                       45

(table continued from previous page)


                                                                                         NUMBER
                                                                                           OF
                                                                                       INVESTMENT
                                                                                       COMPANIES
                                                  TERM OF                               IN FUND
                                                 OFFICE AND                             COMPLEX
                                                 LENGTH OF                              OVERSEEN         OTHER
                          POSITION(S) HELD WITH     TIME     PRINCIPAL OCCUPATION(S)       BY      DIRECTORSHIPS HELD
 NAME, ADDRESS, AND AGE           FUND            SERVED*      DURING PAST 5 YEARS      DIRECTOR      BY DIRECTOR
 ----------------------           ----            -------      -------------------      --------      -----------
Peter J. Hable .........  Executive Vice         Since 2002  Managing Director of         N/A             N/A
CAM                       President                          SaBAM; officer of
One Sansonne Street,                                         certain mutual funds
36th Floor                                                   associated with
San Francisco, CA 94104                                      Citigroup
Birth year: 1958

Kevin Kennedy ..........  Executive Vice         Since 1996  Managing Director of         N/A             N/A
CAM                       President                          SaBAM; officer of
399 Park Avenue,                                             certain mutual funds
4th Floor                                                    associated with
New York, NY 10022                                           Citigroup
Birth year: 1954

Roger M. Lavan, CFA ....  Executive Vice         Since 1995  Managing Director of         N/A             N/A
CAM                       President                          SaBAM; officer of
399 Park Avenue,                                             certain mutual funds
4th Floor                                                    associated with
New York, NY 10022                                           Citigroup
Birth year: 1963

Mark J. McAllister .....  Executive Vice         Since 2000  Managing Director of         N/A             N/A
CAM                       President                          SaBAM; officer of
399 Park Avenue,                                             certain mutual funds
4th Floor                                                    associated with
New York, NY 10022                                           Citigroup
Birth year: 1962

Robert M. Nelson .......  Assistant                Since     Director and Associate       N/A             N/A
CAM                       Secretary                2003      General Counsel, CAM
300 First Stamford Place                                     (since 2004); Vice-
Stamford, CT 06902                                           President, CAM (1999-
Birth Year: 1950                                             2004); Assistant
                                                             Secretary of certain
                                                             mutual funds associated
                                                             with Citigroup

William J. Renahan .....  Assistant                Since     Director and Associate       N/A             N/A
CAM                       Secretary                2003      General Counsel, CAM
300 First Stamford Place                                     (since 2004); Vice-
Stamford, CT 06902                                           President, CAM (1999-
Birth Year: 1969                                             2004); Assistant
                                                             Secretary of certain
                                                             mutual funds associated
                                                             with Citigroup

Beth A. Semmel, CFA ....  Executive Vice         Since 1996  Managing Director of         N/A             N/A
CAM                       President                          SaBAM; officer of
399 Park Avenue,                                             certain mutual funds
4th Floor                                                    associated with
New York, NY 10022                                           Citigroup
Birth year: 1960

Wendy Setnicka .........  Controller             Since 2004  Vice President of CGM        N/A             N/A
CAM                                                          (since 2003); Controller
125 Broad Street,                                            of certain mutual funds
10th Floor                                                   associated with
New York, NY 10004                                           Citigroup: Assistant
Birth year: 1964                                             Controller of CAM
                                                             (2002-2004); Accounting
                                                             Manager with CAM
                                                             (1998-2002).


                                                  (table continued on next page)

(table continued from previous page)


                                                                                         NUMBER
                                                                                           OF
                                                                                       INVESTMENT
                                                                                       COMPANIES
                                                  TERM OF                               IN FUND
                                                 OFFICE AND                             COMPLEX
                                                 LENGTH OF                              OVERSEEN         OTHER
                          POSITION(S) HELD WITH     TIME     PRINCIPAL OCCUPATION(S)       BY      DIRECTORSHIPS HELD
 NAME, ADDRESS, AND AGE           FUND            SERVED*      DURING PAST 5 YEARS      DIRECTOR      BY DIRECTOR
 ----------------------           ----            -------      -------------------      --------      -----------
Andrew B. Shoup ........  Chief Administrative   Since 2003  Director of CAM; Senior      N/A             N/A
CAM                       Officer and Senior                 Vice President and Chief
125 Broad Street,         Vice President                     Administrative Officer
10th Floor                                                   of mutual funds
New York, NY 10004                                           associated with
Birth year: 1960                                             Citigroup; Treasurer of
                                                             certain mutual funds
                                                             associated with
                                                             Citigroup; Head of
                                                             International Funds
                                                             Administration of CAM
                                                             (2001-2003); Director of
                                                             Global Funds
                                                             Administration of CAM
                                                             (2000-2001); Head of
                                                             U.S. Citibank Funds
                                                             Administration of CAM
                                                             (1998-2000)

Peter J. Wilby, CFA ....  Executive Vice         Since 1996  Managing Director of         N/A             N/A
CAM                       President                          SaBAM; officer of
399 Park Avenue,                                             certain mutual funds
4th Floor                                                    associated with
New York, NY 10022                                           Citigroup
Birth year: 1958

George J. Williamson ...  Executive Vice         Since 1998  Managing Director of         N/A             N/A
CAM                       President (Series                  SaBAM; officer of
399 Park Avenue,          Funds Only)                        certain mutual funds
4th Floor                                                    associated with
New York, NY 10022                                           Citigroup
Birth year: 1933


---------

 * Each Director holds office for an indefinite term until the earlier of
   (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and has qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the Company's by-laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

** Mr. Gerken is a director who is an 'interested person' of each Company as defined in the 1940 Act because Mr. Gerken is a director and/or officer of SaBAM, the investment manager of each of the funds.

For the calendar year ended December 31, 2004, the directors of the funds beneficially owned equity securities of the funds within the dollar ranges presented in the table below:


                                                                                    AGGREGATE DOLLAR RANGE OF
                            DOLLAR RANGE OF    DOLLAR RANGE OF    DOLLAR RANGE OF   EQUITY SECURITIES IN ALL
                           EQUITY SECURITIES  EQUITY SECURITIES  EQUITY SECURITIES    REGISTERED INVESTMENT
                                IN THE             IN THE             IN THE          COMPANIES OVERSEEN BY
                           EMERGING MARKETS      HIGH YIELD        MONEY MARKET       DIRECTOR IN FAMILY OF
INDEPENDENT DIRECTORS          DEBT FUND          BOND FUND            FUND           INVESTMENT COMPANIES
---------------------          ---------          ---------            ----           --------------------
Carol L. Colman..........        none               none               none               Over $100,000
Daniel P. Cronin.........        none               none               none               Over $100,000
Leslie H. Gelb...........        none               none               none                    $0
William R. Hutchinson....        none               none               none               Over $100,000
Riordan Roett............        none               none               none                    $0
Jeswald W. Salacuse......        none               none               none             $10,001 - $50,000

INTERESTED DIRECTOR
R. Jay Gerken............        none               none               none               Over $100,000

As of December 31, 2004, none of the Directors who are not 'interested persons' of the fund, SaBAM or their affiliates within the meaning of the 1940 Act, and who are 'independent' as defined in the New York Stock Exchange listing standards ('Independent Directors'), or his or her immediate family members, beneficially owned or held of record any securities in SaBAM, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with SaBAM.

Each Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of each Company respectively, namely Ms. Colman, Messrs. Cronin, Gelb, Hutchinson and Salacuse and Dr. Roett.


In accordance with its written charter, the Audit Committee's primary purposes are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the funds, the qualifications and independence of the funds' independent registered public accounting firm, and the funds' compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the funds' audits, the funds' accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the funds for their ratification, the selection, appointment, retention or termination of the funds' independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the funds by the independent registered public accounting firm and all permissible non-audit services provided by the funds' independent registered public accounting firm to SaBAM and any affiliated service providers if the engagement relates directly to the funds' operations and financial reporting. During the most recent fiscal year, the Audit Committee of the Institutional Series Funds met one time to review the internal and external auditing procedures of the funds and, among other things, to consider the selection of independent certified public accountants for the funds.


The Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee will consider nominees recommended by each fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during each fund's most recent fiscal year.


The following table shows the compensation paid by the Company, other CAM funds and other affiliated mutual funds to each director during the Company's last fiscal year. Mr. Gerken is not compensated for his services as a Director because of his affiliation with SaBAM. The Company does not pay retirement benefits to its directors and officers. Officers and interested directors of the Company are not compensated by the funds.



                                             AGGREGATE       AGGREGATE       AGGREGATE
                                           COMPENSATION    COMPENSATION    COMPENSATION                          NUMBER OF
                                               FROM            FROM            FROM          COMPENSATION      PORTFOLIOS FOR
                                           INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL     FROM COMPANY      WHICH DIRECTOR
                                               MONEY        HIGH YIELD       EMERGING      AND FUND COMPLEX    SERVES WITHIN
NAME OF PERSON                                MARKET           FUND          MKT. FUND     PAID TO DIRECTORS    FUND COMPLEX
--------------                                ------           ----          ---------     -----------------    ------------
Carol L. Colman*.........................    $1,519.67       $9,442.07       $8,057.93        $274,250.00            37
Daniel P. Cronin*........................       701.51        5.067.07        3,682.93         171,950.00            34
Leslie H. Gelb*..........................       633.33        4,317.07        2,932.93         157,050.00            34
William R. Hutchinson*...................     1,110.59        7,317.07        5,932.93         338,000.00            44
Riordan Roett*...........................       974.23        6,192.07        4,807.93         199,000.00            34
Jeswald W. Salacuse*.....................       837.88        5,817.07        4,432.93         190,550.00            34


---------

* Designates member of Audit Committee.

At the end of the year in which they attain age 80, Company Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Company Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus may attend meetings but have no voting rights. During each Company's last fiscal year, there was no compensation paid to Directors Emeritus.


No officer, director or employee of SaBAM or any of its affiliates receives any compensation from the Company for serving as an officer or director of the Company. Each Company pays each director who is not an interested person, as defined by the 1940 Act, of SaBAM or any of its affiliates, a fee of $2,000 per annum plus $750 for attendance at each in-person meeting of the Board and $500 for each telephonic meeting in which that Director participates. All directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings.



As of April 1, 2005, Directors and officers of each fund, individually and as a group, owned less than 1% of the outstanding shares of their respective funds.


As of April 1, 2005 to the knowledge of the funds and the board of directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1934) beneficially owned of record more than 5% of the outstanding shares of the funds with the exception of the following:


                                                  NAME & ADDRESS
                 FUND                               ON ACCOUNT              % OF SHARES
                 ----                               ----------              -----------
Emerging Markets Debt Fund              The Retirement Plan of Conoco Inc.   27.9525%
                                        Attn: Cynthia Akagi
                                        600 N Dairy Ashford
                                        Houston TX 77079-1175
                                        McDermott                            19.1873%
                                        c/o Mellon Bank
                                        One Mellon Center
                                        500 Grant Street
                                        Pittsburgh PA 15258
                                        University of Buffalo                19.0427%
                                        Foundation Inc.
                                        PO Box 900
                                        Buffalo NY 14226
                                        L-3 Communications Corp               7.4885%
                                        Master Trust
                                        600 Third Avenue
                                        New York NY 10016
                                        Jupiter Co.                          16.4178%
                                        c/o Investors Bank Trust
                                        PO Box 1930
                                        Boston, MA 02117
                                        Salomon Brothers Asset Management     8.8548%
                                        FBO John Anderson Foundation
                                        399 Park Ave, 4th Floor
                                        New York, NY 10022-4614

High Yield Bond Fund                    McDermott                             7.7888%
                                        c/o Mellon Bank
                                        PO Box 185
                                        Pittsburgh PA 15230
                                        The Retirement Plan of Conoco Inc.   13.7949%
                                        Attn: Cynthia Akagi
                                        600 N Dairy Ashford
                                        Houston TX 77079-1175


                                                  (table continued on next page)

(table continued from previous page)


                                                  NAME & ADDRESS
                 FUND                               ON ACCOUNT              % OF SHARES
                 ----                               ----------              -----------
                                        Salomon Brothers Asset Management    10.1941%
                                        FBO John Anderson Foundation
                                        399 Park Ave, 4th Floor
                                        New York, NY 10022-4614
                                        MLPFS for the sole benefit           52.6077%
                                        of its customers
                                        Attn: Fund Administrators
                                        4800 Deer Lake Drive East, 3rd
                                        Floor
                                        Jacksonville, FL 32246
                                        MAC Co a/c # KSPF8036002              7.4346%
                                        Mutual Fund Operations
                                        PO Box 3198
                                        525 William Penn Place
                                        Pittsburgh, PA 15230-3198

Money Market Fund                       Saturn Co                            56.8884%
                                        c/o Investors Bank Trust Co.
                                        PO Box 9130 FPG90
                                        Attn: Mutual Fund Processing
                                        Boston, MA 02117-9130
                                        Citigroup Global Markets Inc.        24.2021%
                                        Attn: Peter Booth
                                        333 West 34th Street, 7th Floor
                                        New York, NY 10001-2483


                               INVESTMENT MANAGER

Each fund retains SaBAM to act as its investment manager. SaBAM serves as the investment manager to numerous individuals and institutions and other investment companies. SaBAM is a wholly owned subsidiary of Citigroup Inc.

SaBAM serves as investment manager to each fund pursuant to management contracts dated as of November 28, 1997. The management contract between SaBAM and each respective fund provides that SaBAM shall manage the operations of each fund, subject to policies established by each Company's Board of Directors. Pursuant to the applicable management contract, SaBAM manages each fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the fund's officers and directors regularly. SaBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of fund operations, including custodian, accountants and counsel and other parties performing services or operational functions for each fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services related to each fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders. In addition, SaBAM pays the compensation of each fund's officers, employees and directors affiliated with SaBAM. Each fund bears all other costs of its operations, including the compensation of its directors not affiliated with SaBAM.


As compensation for its services, Money Market Fund pays SaBAM a monthly fee at an annual rate of 0.20% of the fund's average daily net assets. SaBAM has voluntarily agreed to reduce or otherwise limit the expenses of the fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis, to 0.25% of the fund's average daily net assets and for a period of at least one year from the date of the Prospectus, such expenses shall not exceed 0.18% of the fund's average daily net assets. For the fiscal years ended December 31, 2002, 2003 and 2004, Money Market Fund paid $8,198 (which reflects a waiver of $212,183), $0 (which reflects a waiver of $125,286), and $0 (which reflects a waiver of $66,512) respectively, for its services.



As compensation for its services, High Yield Bond Fund pays SaBAM a monthly fee at an annual rate of 0.50% of the fund's average daily net assets and Emerging Markets Debt Fund pays SaBAM a monthly fee at an annual rate of 0.70% of the fund's average daily net assets.



For the fiscal years ended February 28, 2003, February 29, 2004 and
February 28, 2005, SaBAM waived all or a portion of investment management fees from each of High Yield Bond Fund and Emerging Markets Debt Fund, totalling $169,060, $205,117 and $220,847 and $154,928, $168,294 and $180,449
respectively.


Under the terms of the management contract between each fund and SaBAM, neither SaBAM nor its affiliates shall be liable for losses or damages incurred by the fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of either SaBAM or its affiliates or from reckless disregard by it of its obligations and duties under the Management Contract ('disabling conduct'). In addition, High Yield Bond Fund and Emerging Markets Debt Fund will indemnify SaBAM and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

Investment decisions for a particular fund are made independently from those for other funds and accounts advised or managed by SaBAM. Such other funds and accounts may also invest in the same securities as a fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a fund or the price paid or received by a fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. Each Company's Board of Directors has adopted a Code of Ethics (the 'Fund Code') that incorporates personal trading policies and procedures applicable to access persons of each fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of SaBAM, as the investment adviser to each fund, which policies serve as SaBAM's Code of Ethics (the 'Adviser Code'). The Fund and Adviser Codes have been designed to address potential conflicts of interest that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a fund. In addition, the Adviser Codes contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Codes also require that access persons obtain preclearance to engage in personal securities transactions with certain exceptions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically. The restrictions contained in the Fund and Adviser Codes are generally inapplicable to transactions in money market securities.

BOARD APPROVAL OF MANAGEMENT AGREEMENTS


    Each of the Management Agreements has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by each fund's Board of Directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Directors of the Fund's Board with such Independent Directors casting votes in person at a meeting called for the purpose, or by a vote of a majority of the outstanding shares. The Board of Directors of the funds considered the continuation of the Management Agreements between SaBAM and the Company on behalf of each fund for another year at meetings held on July 29 and 30, 2004.



    The Directors, including the Independent Directors, reviewed information provided by management as to the nature, scope and quality of the advisory services provided to each fund by SaBAM and any additional benefits received by SaBAM or its affiliates in connection with the respective fund relationship. The Board also reviewed information from SaBAM comparing the management fees charged by SaBAM with respect to the funds to those charged by other managers with respect to similar funds and found the management fees charged to be fair and reasonable. For its review, the Board utilized materials prepared by an independent third party. The Board also considered the performance of each fund relative to a selected peer group, each fund's total expenses in comparison to funds within the peer group, and other factors. The Board found, after giving effect to waivers and/or reimbursements and analyses by SaBAM, that the relative performance and expense ratios of the funds were reasonable in comparison to the peer group. In addition, the Board noted information received at regular meetings throughout the year relating to fund performance and services rendered by SaBAM, and benefits accruing to SaBAM and its affiliates from administrative and brokerage relationships with affiliates of SaBAM. The Board considered SaBAM's research arrangements with brokers who execute transactions on behalf of each fund. The Board also noted that breakpoints in the fee levels of certain funds allowed the shareholders to enjoy the benefits of economies of scale.



    In analyzing the expenses incurred by the manager with respect to each fund, the Board members took note of the report they had received regarding the profitability to SaBAM and its affiliates of their relationship with each fund. The Board noted that it had concluded that SaBAM's methodology for allocating the expenses of operating the funds in the complex and concluded that the methodology was reasonable. The Board considered SaBAM's profitability with respect to the funds in light of the nature and quality of the services provided by SaBAM.



    After requesting and reviewing such information as they deemed necessary in an executive session meeting conducted by the Independent Directors without management being present, the Board unanimously concluded that the continuation of the Management Agreements was in the best interests of the funds and their shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreement with the manager. The Independent Directors were advised by separate independent legal counsel throughout the process.


    The fund or the manager may terminate a Management Agreement on sixty days' written notice without penalty. The Management Agreements will terminate automatically in the event of assignment (as defined in the 1940 Act).

ADMINISTRATOR


Institutional Series Funds and Series Funds currently employ Smith Barney Fund Management LLC ('SBFM') under their applicable administration agreement to provide certain administrative services to the respective funds. Prior to January 1, 1999, Investors Bank and Trust Company ('IBT') provided such administrative services to the Institutional Series. For the fiscal years ended December 31, 2002, 2003 and 2004 Money Market Fund paid administrative fees of $55,095, $31,322 and $16,628, respectively. Fees paid by High Yield Bond Fund for the fiscal years ended February 28, 2003, February 29, 2004 and February 28, 2005 were $41,408, $42,028 and $63,891, respectively. Fees paid by Emerging Markets Debt Fund for the years ended February 28, 2003, February 29, 2004 and February 28, 2005 were $38,421, $22,324 and $31,555, respectively.


PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the investment manager, the Board has approved delegating proxy voting discretion to the investment manager believing that the investment manager should be responsible for voting because it is a matter relating to the investment decision making process.


Attached as Appendix B is the summary of the guidelines and procedures that the investment manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the investment manager uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the investment manager or any affiliated person of the fund or the investment manager, on the other. This summary of the guidelines gives a general indication as to how the investment manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the investment manager always endeavors to vote proxies relating to portfolio securities in accordance with the fund's investment objectives.



Information on how the fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30th is available without charge, (1) upon request, by calling 1-800-446-1013, (2) on the fund's website at http://www.CitigroupAM.com and (3) on the SEC's website at http://www.sec.gov.


DISTRIBUTOR

Shares of the funds are offered on a continuous basis and without a sales charge through Citigroup Global Markets Inc. as distributor pursuant to a distribution agreement between Citigroup Global Markets Inc. and the funds. Citigroup Global Markets Inc. receives no remuneration for its services as distributor and is not obligated to sell any specific amount of fund shares.

EXPENSES

Each fund's expenses include taxes, interest, fees and salaries of such fund Directors and officers who are not directors, officers or employees of the fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

                               PORTFOLIO MANAGERS


The following tables set forth certain additional information with respect to the portfolio managers for each of the funds. Unless noted otherwise, all information is provided as of December 31, 2004.


OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS


The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts shown were subject to fees based on performance.



                                                  REGISTERED INVESTMENT       OTHER POOLED
          FUND            PORTFOLIO MANAGER(S)          COMPANIES          INVESTMENT VEHICLES       OTHER ACCOUNTS
          ----            --------------------          ---------          -------------------       --------------
  Emerging Markets Debt   Peter J. Wilby          33 registered           16 other pooled         47 other accounts
   Fund                                           investment companies    investment vehicles     with $7.79 billion in
                                                  with $18.54 billion     with $2.20 billion in   total assets under
                                                  in total assets under   assets under            management
                                                  management              management

                                                  REGISTERED INVESTMENT       OTHER POOLED
          FUND            PORTFOLIO MANAGER(S)          COMPANIES          INVESTMENT VEHICLES       OTHER ACCOUNTS
          ----            --------------------          ---------          -------------------       --------------
                          James E. Craige         25 registered           9 other pooled          40 other accounts
                                                  investment companies    investment vehicles     with $7.14 billion in
                                                  with $12.73 billion     with $1.17 billion in   total assets under
                                                  in total assets under   assets under            management
                                                  management              management

  High Yield Bond Fund    Peter J. Wilby          33 Registered           16 other pooled         47 other accounts
                                                  investment companies    investment vehicles     with $7.79 billion in
                                                  with $18.49 billion     with $2.20 billion in   total assets under
                                                  in total assets under   assets under            management
                                                  management              management

                          Beth A. Semmel          25 registered           11 other pooled         47 other accounts
                                                  investment companies    investment vehicles     with $4.21 billion in
                                                  with $15.00 billion     with $1.75 billion in   total assets under
                                                  in total assets under   assets under            management
                                                  management              management

  Money Market Fund       Kevin Kennedy           14 registered           5 other pooled          69 other accounts
                                                  investment companies    investment vehicles     with $26.30 billion
                                                  with $60.27 billion     with $16.17 billion     in total assets under
                                                  in total assets under   in assets under         management
                                                  management              management





PORTFOLIO MANAGER COMPENSATION

Citigroup Asset Management ('CAM') investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the 'Plan') for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a 'base incentive pool' is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The 'base incentive pool' of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a 'peer group' of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

POTENTIAL CONFLICTS OF INTEREST



Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.



The investment adviser and the fund(s) have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.



These potential conflicts include:



Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.



Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.



Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.



Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.



Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.



Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.


The investment adviser and the funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

PORTFOLIO MANAGER SECURITIES OWNERSHIP

The table below identifies ownership of fund securities by each Portfolio
Manager.


                                                                    DOLLAR RANGE OF
              FUND                  PORTFOLIO MANAGER(S)        OWNERSHIP OF SECURITIES
              ----                  --------------------        -----------------------
  Emerging Markets Debt Fund           Peter J. Wilby                     None
                                      James E. Craige                  $1-$10,000

  High Yield Bond Fund                 Peter J. Wilby                     None
                                       Beth A. Semmel                  $1-$10,000

  Money Market Fund                    Kevin Kennedy                      None


                                NET ASSET VALUE


The following is a description of the procedures used by each fund in valuing its assets. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE. With respect to each Fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.



In calculating net asset value, equity securities listed or traded on national securities exchanges, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.


Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of each Company's Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the applicable fund.

As stated in the Prospectus, the Money Market Fund seeks to maintain a net asset value of $1.00 per share with respect to the fund, and values the fund's instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yield to investors in the fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.

The Board of Directors of Series Funds has established procedures applicable to the Money Market Fund, reasonably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board of Directors deems appropriate and at such intervals as are reasonable in light of current market conditions, of the amortized cost value per share and net asset value per share based upon available indications of market value.

In the event of a deviation of 1/2 of 1% between Money Market Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board of Directors will promptly consider what action, if any, should be taken. The Board of Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

                                     TAXES

TAXATION OF A FUND

The following discussion is a brief summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. The discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

Each fund has elected to be treated, and intends to qualify each year, to be treated as a regulated investment company ('RIC') under Subchapter M of the Code.

Qualification as a RIC requires, among other things that a fund: (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and
(b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a 'Qualified Publicly Traded Partnership'); and

(ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by
(I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, a fund generally will not be subject to federal income tax on its 'investment company taxable income' as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and 'net capital gain' (the excess of the fund's net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that the fund distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest for such taxable year in accordance with the Code's timing and other requirements. However, a fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed investment company taxable income and net capital gain. Each fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by a fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gain included in the shareholder's income. Money Market Fund does not expect to recognize any net capital gain.

If in any year a fund should fail to qualify under Subchapter M as a RIC, or fail to satisfy the 90% distribution requirement, the fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund's earnings and profits. Such distributions generally would be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as 'qualified dividend income' (as described below) in the case of individual shareholders.

A fund will be subject to a nondeductible 4% excise tax to the extent that it does not distribute by the end of each calendar year an amount at least equal to the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income (the excess of its capital gains over its capital losses) for the one year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed income and gains from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a fund and subject to corporate income tax will be considered to have been distributed by year-end.

Emerging Markets Debt Fund and High Yield Bond Fund may each engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of a fund and defer recognition of certain of a fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to 'mark-to-market' certain types of positions in its portfolio each year (that is, treat them as if they were closed out) and (2) may cause a fund to recognize income or gain without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC qualification and to avoid both the corporate level tax and the 4% excise tax. Each fund intends to monitor its transactions, to make the appropriate tax elections and to make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds, zero coupon securities or other obligations, such as certain Brady Bonds, having original issue discount (i.e., an amount generally equal to the excess of the stated redemption price of the security at maturity over its issue price), or investments in obligations having market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such security immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, the fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

If Emerging Markets Debt Fund or High Yield Bond Fund acquires an equity interest in certain foreign investment entities, referred to as 'passive foreign investment companies,' the fund itself may be subject to U.S. federal income tax and an additional charge in the nature of interest on a portion of any 'excess distribution' from such company or gain from the disposition of its equity interest, even if the distribution or gain is distributed by the fund to its shareholders in a manner that satisfies the requirements referred to above. If the fund were able and elected to treat a passive foreign investment company as a 'qualified electing fund,' in lieu of the treatment described above, the fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements referred to above, the fund's pro rata share of the ordinary earnings and net capital gain of the company, whether or not actually received by the fund. The fund generally should be able to make an alternative election to mark these investments to market annually, resulting in the recognition of ordinary income (rather than capital gain) or ordinary loss, subject to certain limitations on the ability to use any such loss.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time Emerging Markets Debt Fund or High Yield Bond Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Each fund is permitted to carry forward any unused capital losses to be utilized to offset capital gains realized during the eight-year period following the year in which the losses arose, which will reduce the net realized capital gains (if any) for those years.

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At February 28, 2005, High Yield Bond Fund had net capital loss carry-forwards available to offset future gains of $6,437,814, of which $3,014,918 expires on February 28, 2010 and $3,422,896 expires on February 28, 2011.


TAXATION OF UNITED STATES SHAREHOLDERS

The Prospectus describes each fund's policy with respect to distribution of investment company taxable income and any net capital gain. Investors (except in the case of Money Market Fund) should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that would have been received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Shareholders will be notified annually as to the federal tax status of distributions.

Gain or loss on the sale, redemption, exchange or other disposition of fund shares that is treated as a sale under the Code will result in capital gain or loss to shareholders who hold their fund shares as capital assets. Generally, transactions in shares of Money Market Fund are not expected to result in gains or losses, except to the extent that any sales charge is imposed on the redemption of certain shares acquired in an exchange from another fund in which such a charge is applied. Generally, a shareholder's capital gain or loss will be long-term gain or loss if the shares have been held for more than one year. In general, the maximum federal income tax rate imposed on long-term capital gain of individuals with respect to mutual fund shares held for more than one year has been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2008. The maximum federal income tax rate imposed on individuals with respect to net realized short-term capital gain (which is taxed at ordinary income rates) is currently 35%. With respect to corporate taxpayers, long-term capital gain is currently taxed at the same federal income tax rates as ordinary income and short-term capital gain, the maximum rate being 35%. If a shareholder sells, redeems, exchanges or otherwise disposes of shares of a fund before he or she has held them for more than six months, any allowable capital loss on such sale, redemption, exchange or other disposition will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. Additionally, any loss realized on a sale, redemption, exchange or other disposition of fund shares generally will be disallowed under 'wash sale' rules to the extent the shares disposed of are replaced with other substantially identical shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after such disposition, such as pursuant to reinvestment of dividends in fund shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of a fund of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service ('IRS') a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

All dividends and distributions to shareholders will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions from investment company taxable income and from net tax-exempt interest, if any, are taxable to

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

shareholders as ordinary dividend income to the extent of the fund's earnings and profits. A portion of High Yield Bond Fund's dividends may qualify for
(i) the dividends received deduction available to corporations to the extent it receives dividends from U.S. corporations and satisfies certain holding period and other requirements and (ii) along with Emerging Markets Debt Fund's dividend, for treatment as qualified dividend income in the case of individual shareholders. Availability of the dividends received deduction to corporate shareholders is also subject to shareholder holding period requirements, limitations on debt financing, and other tax requirements. Dividends from the other funds will generally not qualify for the dividends received deduction. For taxable years beginning on or before December 31, 2008, qualified dividend income received by individual shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income. The fund generally can pass the tax treatment of qualified dividend income it receives through to fund shareholders. For the fund to receive qualified dividend income, the fund must meet certain holding period requirements for the stock on which the otherwise qualified dividend is paid. In addition, the fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each shareholder's investment in the fund. The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2008. Thereafter, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise.

A fund's distributions from its net capital gain that it properly designates as 'capital gain dividends' are taxable to shareholders as long-term capital gain, without regard to how long they have held their fund shares. Capital gain dividends do not qualify for any dividends received deduction.

Distributions, if any, in excess of a fund's current and accumulated earnings and profits will be treated as a return of capital which is applied against and reduces the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed above. Not later than 60 days after the close of its taxable year, each fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends.

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the fund on December 31 of the year in which the dividend is declared.

Each fund may be required to withhold federal income tax ('backup withholding') from dividends (including capital gain dividends) and, except in the case of Money Market Fund, redemption proceeds paid to non-corporate shareholders who fail to provide certain information or certifications or are otherwise subject to backup withholding. This tax may be withheld from dividends if (i) the payee fails to furnish the fund with the payee's correct and, when required, properly certified taxpayer identification number (e.g., an individual's social security number), (ii) the IRS or a broker notifies the fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.

A fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If Emerging Markets Debt Fund qualifies as

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a RIC and more than 50% of the value of the fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the fund may elect, for United States federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the fund that can be treated as income taxes under United States income tax principles, as paid by its shareholders. High Yield Bond Fund and Money Market Fund will generally not satisfy the 50% requirement for making this election and therefore will be unable to make it.

For any year that Emerging Markets Debt Fund makes such an election, each shareholder of such fund will be required to include in its income an amount equal to his or her allocable share of qualified income taxes paid by such fund to a foreign country's government and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election. However, such shareholders should not be disadvantaged either because the amount of additional income they are deemed to receive equal to their allocable share of such foreign countries' income taxes paid by such fund generally will not be subject to United States federal income tax.

Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or, for certain foreign investors, other federal withholding taxes. Statements detailing the tax status of each shareholder's dividends and distributions will be mailed annually.

TAXATION OF FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the Untied States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ('foreign shareholder'), depends on whether the income from a fund is 'effectively connected' with a U.S. trade or business carried on by such shareholder.

If the income from a fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from investment company taxable income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, under the American Jobs Creation Act of 2004, a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by RICs to the extent the dividends are designated as 'interest-related dividends' or 'short-term capital gain dividends.' Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the fund, capital gain dividends and amounts retained by the fund that are designated as undistributed capital gains.

If the income from a fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper notification of their foreign status.

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The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.

                       OTHER INFORMATION ABOUT THE FUNDS

Capital Stock. As used in the Prospectus and this SAI, the term 'majority,' when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular fund or any other single portfolio (e.g., approval of investment management contracts), means the vote of the lesser of:
(i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each fund share is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared in the discretion of the fund's Board of Directors.

In the event of the liquidation or dissolution of the Institutional Series funds or Series funds, as the case may be, shares of a fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of a fund, of any general assets not attributable to a fund that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.


Custodian. State Street Bank and Trust Company (the 'Custodian') serves as custodian for each fund. The Custodian, among other things: maintains a custody account or accounts in the name of each fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. The Custodian does not determine the investment policies of a fund, or decide which securities a fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The assets of each fund are held under bank custodianship in compliance with the 1940 Act. A fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.


Transfer Agent. PFPC Inc. ('PFPC'), located at P.O. Box 9764, Providence, RI 02940-9764, serves as each fund's transfer agent. As the fund's transfer agent, PFPC registers and processes transfers of the fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, PFPC receives a monthly fee. Subject to approval by the Board of Directors, in certain instances where there is an omnibus account that represents numerous beneficial owners, a fund may pay a sub-transfer agent fee to the omnibus account holder. The amount a fund pays to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the fund would have paid to the transfer agent had the beneficial owners been direct shareholders in the fund.


Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP ('PricewaterhouseCoopers') serves as each fund's independent registered public accountants. PricewaterhouseCoopers provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. The financial statements and financial highlights included or incorporated by reference in the Prospectus and incorporated by reference in this SAI have been incorporated by reference in reliance upon the report of PricewaterhouseCoopers given on the authority of that firm as experts in auditing and accounting. PricewaterhouseCoopers is located at 300 Madison Ave., New York, NY 10017.


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Counsel. Simpson Thacher & Bartlett LLP serves as counsel to each fund, and is located at 425 Lexington Avenue, New York, New York 10017-3954.

Piper Rudnick LLP of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the funds' Prospectus.


Financial Statements. The audited financial statements for Money Market Fund for the fiscal year ended December 31, 2004 as well as the audited financial statements for High Yield Bond Fund and Emerging Markets Debt Fund for the fiscal year ended February 28, 2005 are incorporated herein by reference in their entirety.


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                                   APPENDIX A
                             DESCRIPTION OF RATINGS

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S, S&P AND FITCH WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS

Aaa -- Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

B -- Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated 'Ca' represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers '1', '2' and '3' in each generic rating classification from Aa to Caa. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated 'AA' also qualify as high-quality debt obligations. Capacity to repay principal and interest is very strong, and differs from 'AAA' issues only in small degree.

A -- Bonds rated 'A' have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated 'BBB' are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

BB-B-CCC-CC-C -- Bonds rated 'BB', 'B', 'CCC' and 'C' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated 'CI' are income bonds on which no interest is being paid.

D -- Bonds rated 'D' are in default. The 'D' category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The 'D' rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set both above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1 -- Issuers (or related supporting institutions) rated 'Prime-1' have a superior ability for repayment of short-term debt obligations. 'Prime-1' repayment ability will often be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers (or related supporting institutions) rated 'Prime-2' have a strong ability for repayment of short-term obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratio, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3 -- Issuers (or related supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME -- Issuers rated 'Not Prime' do not fall within any of the Prime rating categories.

S&P COMMERCIAL PAPER RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1.'

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- Debt Rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

MOODY'S MUNICIPAL BOND RATINGS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements pursuant which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers '1', '2' and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P MUNICIPAL BOND RATINGS

AAA -- is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES

MIG-1/VMIG-1 -- Notes rated MIG-1/VMIG-1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or broad-based access to the market for refinancing.

MIG-2/VMIG-2 -- Notes which are rated MIG-2/VMIG-2 are of high-quality. Margins of protection are ample though not so large as in the preceding group.

S&P RATINGS OF STATE AND MUNICIPAL NOTES

SP-1 -- Notes which are rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Notes which are rated SP-2 have a satisfactory capacity to pay principal and interest.

FITCH MUNICIPAL BOND RATINGS

AAA -- Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A -- Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

Fitch short-term ratings apply, to debt obligations that are payable on demand or have original maturities of, generally, up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

FITCH'S SHORT-TERM RATINGS ARE AS FOLLOWS:

F-1+ -- Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 -- Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 -- Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC -- The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such fund. Neither event will require a sale of such security by a fund. However, SaBAM will consider such event in its determination of whether such fund should continue to hold the security. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

    The Board of Directors of the fund has delegated the authority to develop policies and procedures relating to proxy voting to the Investment Manager. The Investment Manager is part of CAM, a group of investment adviser affiliates of Citigroup. Along with the other investment advisers that comprise CAM, the Investment Manager has adopted a set of proxy voting policies and procedures (the 'Policies') to ensure that the Investment Manager votes proxies relating to equity securities in the best interest of clients.

    In voting proxies, the Investment Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Investment Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Investment Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Investment Manager of its responsibility for the proxy vote.

    In the case of a proxy issue for which there is a stated position in the Policies, the Investment Manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio Investment Managers within the same business unit vote differently on the same issue.

    In furtherance of the Investment Manager's goal to vote proxies in the best interest of clients, the Investment Manager follows procedures designed to identify and address material conflicts that may arise between the Investment Manager's interests and those of its clients before voting proxies run behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Investment Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Investment Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Investment Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Investment Manager in voting proxies. The Investment Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Investment Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Investment Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Investment Manager decided to vote a proxy, the Investment Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Investment Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Investment Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Investment Manager and certain other Citigroup business units.

    CAM maintains a Proxy Voting Committee, of which the Investment Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Investment Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Investment Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Investment Manager may vote proxies notwithstanding the existence of the conflict.

    If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
                           PART C. OTHER INFORMATION

ITEM 23. EXHIBITS


Exhibit
Number                              Description
-------                             -----------
(a)       -- Articles of Incorporation of Registrant (filed as Exhibit 1(a) to the Registration Statement on Form N-1A and incorporated herein by reference).

(b)       -- Registrant's By-Laws (filed as Exhibit 2(a) to the Registration
             Statement on Form N-1A and incorporated herein by reference).

(c)       -- None.

(d)(1)    -- Management Contract between Registrant and Salomon Brothers Asset
             Management Inc ('SaBAM') dated November 28, 1997 relating to the
             Salomon Brothers Institutional High Yield Bond Fund (filed as
             Exhibit 5(a) to Post-Effective Amendment No. 3 to the Registration
             Statement on Form N-1A and incorporated herein by reference).

(d)(2)    -- Management Contract between Registrant and SaBAM dated November 28,
             1997 relating to the Salomon Brothers Institutional Emerging
             Markets Debt Fund (filed as Exhibit 5(b) to Post-Effective
             Amendment No. 3 to the Registration Statement on Form N-1A and incorporated herein by reference).

(e)       -- Distribution Agreement between Registrant and CFBDS, Inc. dated
             September 1, 1998 (filed as Exhibit (e) to Post-Effective Amendment
             No. 5 to the Registration Statement on Form N-1A and incorporated herein by reference).

(e)(1)    -- Distribution Agreement between Registrant and Citigroup Global
             Markets Inc. (formerly Salomon Smith Barney Inc.) filed as
             Exhibit (e)(1) to Post-Effective Amendment No. 9 to the
             Registration Statement on Form N-1A is incorporated herein by reference).

(f)       -- None.

(g)(1)    -- Form of Custodian Agreement between Registrant and State Street
             Bank and Trust Company (filed as Exhibit (g)(3) to
             Post-Effective Amendment No. 9 to the Registration Statement on
             Form N-1A and incorporated herein by reference).

(h)(1)    -- Form of Transfer Agency Agreement between Registrant and PFPC Inc.
             (formerly Global Fund Services, Inc.) (formerly First Data Investor
             Services) is filed herewith.

(h)(2)    -- Form of Administration Agreement between Registrant and Smith
             Barney Fund Management LLC amended as of July 30, 2004 is filed herewith.

(i)       -- Opinion and Consent of Counsel of Piper & Marbury, LLP as to the
             Legality of Securities Being Registered (filed as Exhibit 10 to
             Pre-Effective Amendment No. 1 to the Registration Statement on Form
             N-1A and incorporated herein by reference).

(j)(1)    -- Consent of PricewaterhouseCoopers LLP is filed herewith.

(j)(2)    -- Consent of PricewaterhouseCoopers LLP is filed herewith.

(k)       -- Not applicable.

(l)       -- Share Purchase Agreement relating to Salomon Brothers Institutional
             High Yield Bond Fund and Salomon Brothers Institutional Emerging
             Markets Debt Fund (filed as Exhibit 13 to Pre-Effective Amendment
             No. 1 to the Registration Statement on Form N-1A and incorporated herein by reference).

(m)       -- None.

(n)       -- None.

(p)       -- Registrant's Code of Ethics (filed as Exhibit (p) to Post-Effective
             Amendment No. 7 to the Registration Statement on Form N-1A and incorporated herein by reference).

(q)       -- Powers of Attorney for Carol L. Colman, Daniel P. Cronin, Leslie H. Gelb,
             William R. Hutchinson, Riordan Roett and Jeswald W. Salacuse (filed as Exhibit q to Post-Effective Amendment No. 12 to the Registration
             Statement on Form N-1A and incorporated herein by reference).


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     The Registrant may be deemed to be under common control with certain registered investment companies advised by Salomon Brothers Asset Management ("SaBAM") (or its affiliates) because SaBAM (or an affiliated entity) owns greater than 25% of the outstanding shares of one or more classes of shares of such other registered investment companies.

ITEM 25. INDEMNIFICATION

     Reference is made to Article VII of Registrant's Articles of Incorporation,
Article V of Registrant's By-Laws and Section 4 of the Distribution Agreements between the Registrant and Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.)

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the 'Securities Act'), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The list required by this Item 26 of officers and directors of SaBAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of the FORM ADV filed by SaBAM, pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-32046).

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Citigroup Global Markets Inc. ("CGM") (formerly Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for for each series of the registrants listed: Smith Barney Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc, Salomon Brothers Variable Series Funds Inc, Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Salomon Brothers Worldwide Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc.,

Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith
Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.


CGM is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


     (1)  Salomon Brothers Institutional
          Series Funds Inc.
          125 Broad Street
          New York, New York 10004

     (2)  Salomon Brothers Asset Management Inc
          399 Park Avenue
          New York, New York 10022
          and
          300 First Stamford Place, 4th Floor
          Stamford, CT 06902

     (3)  State Street Bank and Trust Company
          225 Franklin Street
          Boston, MA 02110

     (4)  PFPC Inc.
          P.O. Box 9764
          Providence, RI 02940-9764.

     (5)  Citigroup Global Markets Inc.
          388 Greenwich Street
          New York, New York 10013

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the '1933 Act'), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the 1933 Act, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in fact, thereunto duly authorized, in the City of Stamford and State of Connecticut, on the 29th day of April, 2005.


                                           SALOMON BROTHERS INSTITUTIONAL SERIES
                                           FUNDS INC (Registrant)


                                           By       /s/ R. JAY GERKEN
                                              ---------------------------------
                                                      R. JAY GERKEN
                                                         CHAIRMAN, CHIEF
                                                         EXECUTIVE OFFICER
                                                         AND PRESIDENT


    Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on April 29, 2005.


   SIGNATURE                          TITLE                        DATE
   ---------                          -----                        ----

/s/ R. JAY GERKEN         Chairman, Chief Executive Officer
-----------------------   and President (Principal
   (R. JAY GERKEN)        Executive Officer)


/s/ FRANCES M. GUGGINO    Treasurer and Chief Financial Officer
-----------------------   (Principal Financial and Accounting Officer)
  (FRANCES M. GUGGINO)


        *                 Director
-----------------------
   (CAROL L. COLMAN)


        *                 Director
-----------------------
   (DANIEL P. CRONIN)


          *               Director
-----------------------
   (LESLIE H. GELB)


          *               Director
-----------------------
(WILLIAM R. HUTCHINSON)

          *               Director
-----------------------
  (DR. RIORDAN ROETT)


          *               Director
-----------------------
 (JESWALD W. SALACUSE)


*By     /s/ R. JAY GERKEN
   -------------------------------
           R. JAY GERKEN
           ATTORNEY-IN-FACT

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                 DESCRIPTION
-------                -----------
(h)(1)                 Form of Transfer Agency Agreement between Registrant
                       and PFPC Inc.

(h)(2) Form of Administration Agreement between Registrant and Smith Barney Fund Management LLC amended as of
                       July 30, 2004.

(j)(1)                 Consent of PricewaterhouseCoopers LLP.

(j)(2)                 Consent of PricewaterhouseCoopers LLP.




                         STATEMENT OF DIFFERENCES

Characters normally expressed as superscript shall be preceded by...........'pp'
The service mark symbol shall be expressed as...............................'sm'